LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Policyowners:

I am pleased to present the December 31, 2006 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of portfolio performance. Policyowners of NYLIAC Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance Policies (VLI) should refer to page 18 for their respective financial statements.

I hope you will take some time to review this information and evaluate the plans you have in place. I also encourage you to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Although no one knows for certain what the future may bring, I want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

Sincerely,

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

February 2007

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP
    Series Fund, Inc., at net asset
    value...............................  $ 43,069,774   $111,903,327   $ 11,405,241   $ 28,179,404   $  1,272,017   $  2,323,742
  Dividends due and accrued.............            --             --             --             --          5,116          9,442
    Net receivable (payable) to New York
      Life Insurance and Annuity
      Corporation.......................        (1,413)      (152,073)        (1,000)       (14,738)            --            (20)

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       143,581        369,098         37,310         90,734          3,986          7,400
    Administrative charges..............            --        147,639             --         36,294             --          2,960
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Total net assets................  $ 42,924,780   $111,234,517   $ 11,366,931   $ 28,037,638   $  1,273,147   $  2,322,804
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............    42,924,780    111,234,517     11,366,931     28,037,638      1,273,147      2,322,804
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      79.23   $      70.62   $      45.50   $      40.56   $      24.08   $      21.46
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 43,377,671   $104,022,953   $ 10,933,801   $ 27,130,172   $  1,272,063   $  2,323,815
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2006

                                                 COMMON STOCK                 BOND INVESTMENT                MONEY MARKET
                                             INVESTMENT DIVISIONS                DIVISIONS               INVESTMENT DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    235,040   $    609,941   $    133,857   $    330,611   $     56,552   $    107,883
  Mortality and expense risk charges....      (526,287)    (1,346,333)      (151,380)      (362,749)       (15,701)       (29,917)
  Administrative charges................            --       (538,533)            --       (145,100)            --        (11,967)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (291,247)    (1,274,925)       (17,523)      (177,238)        40,851         65,999
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     6,560,897     12,564,944      2,659,998      4,235,942        346,945        739,326
  Cost of investments sold..............    (6,066,294)   (10,286,468)    (2,649,294)    (4,182,293)      (346,961)      (739,345)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       494,603      2,278,476         10,704         53,649            (16)           (19)
  Realized gain distribution received...       929,043      2,410,909             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     4,801,138     11,203,775        369,937        867,232            (20)           (48)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     6,224,784     15,893,160        380,641        920,881            (36)           (67)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  5,933,537   $ 14,618,235   $    363,118   $    743,643   $     40,815   $     65,932
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005

                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                            ------------------------------------------------------------------
                                                                    SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                       POLICIES                            POLICIES
                                                            ------------------------------      ------------------------------
                                                                2006              2005              2006              2005
                                                            ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................    $   (291,247)     $   (112,152)     $ (1,274,925)     $   (817,474)
    Net realized gain (loss) on investments.............         494,603           254,696         2,278,476         1,251,848
    Realized gain distribution received.................         929,043           501,799         2,410,909         1,263,618
    Change in unrealized appreciation (depreciation) on
      investments.......................................       4,801,138         1,931,769        11,203,775         4,252,340
                                                            ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................       5,933,537         2,576,112        14,618,235         5,950,332
                                                            ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals.........................................         192,743           260,084         1,493,015         1,762,020
    Policyowners' surrenders............................      (5,032,691)       (4,691,753)      (10,659,392)      (10,116,002)
    Policyowners' annuity and death benefits, net of
      reversals.........................................        (208,718)         (166,876)         (460,374)         (483,188)
    Net transfers from (to) Fixed Account...............        (186,055)         (353,048)         (537,215)       (1,738,432)
    Transfers between Investment Divisions..............        (114,230)           75,089           198,218          (158,701)
                                                            ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............      (5,348,951)       (4,876,504)       (9,965,748)      (10,734,303)
                                                            ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................         (21,743)            2,713           (77,624)            9,074
                                                            ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............         562,843        (2,297,679)        4,574,863        (4,774,897)
NET ASSETS:
    Beginning of year...................................      42,361,937        44,659,616       106,659,654       111,434,551
                                                            ------------      ------------      ------------      ------------
    End of year.........................................    $ 42,924,780      $ 42,361,937      $111,234,517      $106,659,654
                                                            ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                         BOND INVESTMENT                                              MONEY MARKET
                            DIVISIONS                                             INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $    (17,523)  $    254,943   $   (177,238)  $    438,210   $     40,851   $     23,881   $     65,999   $     30,520
          10,704         19,076         53,649          2,668            (16)           (10)           (19)           (20)
              --             --             --             --             --             --             --             --
         369,937       (151,237)       867,232       (309,917)           (20)            39            (48)            81
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         363,118        122,782        743,643        130,961         40,815         23,910         65,932         30,581
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         153,710        108,671        503,518        579,140          9,622        111,131         55,199        605,486
      (2,103,483)    (1,423,154)    (3,176,709)    (2,447,331)      (292,807)      (322,601)      (213,085)      (664,427)
         (64,175)       (27,679)       (69,323)      (235,965)       (15,374)            28         (5,742)        (5,908)
         (65,279)      (208,089)      (338,990)      (530,889)          (923)       (46,707)      (414,764)      (275,233)
         (55,369)       (41,949)      (320,150)        12,728        169,599        (32,898)       121,819        146,184
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,134,596)    (1,592,200)    (3,401,654)    (2,622,317)      (129,883)      (291,047)      (456,573)      (193,898)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (1,224)          (591)        (4,143)        (1,890)          (139)          (106)          (372)          (260)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,772,702)    (1,470,009)    (2,662,154)    (2,493,246)       (89,207)      (267,243)      (391,013)      (163,577)
      13,139,633     14,609,642     30,699,792     33,193,038      1,362,354      1,629,597      2,713,817      2,877,394
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 11,366,931   $ 13,139,633   $ 28,037,638   $ 30,699,792   $  1,273,147   $  1,362,354   $  2,322,804   $  2,713,817
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP Series
    Fund, Inc., at net asset value......  $ 57,596,435   $ 12,360,986   $ 19,663,999   $  3,158,184   $  1,497,306   $    271,218
  Dividends due and accrued.............            --             --             --             --          6,043          1,133
  Net receivable (payable) to New York
    Life Insurance and Annuity
    Corporation.........................          (750)           194         (2,500)          (549)            --             --

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       191,594         40,548         63,912         10,157          4,725          1,090
    Administrative charges..............            --         16,219             --          4,063             --            436
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 57,404,091   $ 12,304,413   $ 19,597,587   $  3,143,415   $  1,498,624   $    270,825
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 57,404,091   $ 12,304,413   $ 19,597,587   $  3,143,415   $  1,498,624   $    270,825
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      79.23   $      70.62   $      45.67   $      40.62   $      24.08   $      21.46
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 57,708,126   $ 11,728,430   $ 18,879,608   $  3,061,667   $  1,497,383   $    271,221
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2006

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    314,339   $     67,435   $    230,937   $     37,080   $     66,449   $     16,917
  Mortality and expense risk charges....      (704,120)      (147,936)      (255,599)       (40,186)       (18,403)        (4,640)
  Administrative charges................            --        (59,175)            --        (16,074)            --         (1,856)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (389,781)      (139,676)       (24,662)       (19,180)        48,046         10,421
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     7,850,404      2,051,675      3,175,858        414,350        210,376        696,521
  Cost of investments sold..............    (7,131,120)    (1,791,179)    (3,123,905)      (409,509)      (210,377)      (696,520)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................       719,284        260,496         51,953          4,841             (1)             1
  Realized gain distribution received...     1,242,486        266,549             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     6,339,559      1,205,409        602,070         97,632            (41)           (11)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     8,301,329      1,732,454        654,023        102,473            (42)           (10)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................  $  7,911,548   $  1,592,778   $    629,361   $     83,293   $     48,004   $     10,411
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005

                                                                                         COMMON STOCK
                                                                                     INVESTMENT DIVISIONS
                                                                --------------------------------------------------------------
                                                                       SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                          POLICIES                          POLICIES
                                                                ----------------------------      ----------------------------
                                                                   2006             2005             2006             2005
                                                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................    $  (389,781)     $  (144,665)     $  (139,676)     $   (89,070)
    Net realized gain (loss) on investments.................        719,284          289,380          260,496           93,696
    Realized gain distribution received.....................      1,242,486          667,526          266,549          139,746
    Change in unrealized appreciation (depreciation) on
      investments...........................................      6,339,559        2,592,889        1,205,409          506,011
                                                                -----------      -----------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................      7,911,548        3,405,130        1,592,778          650,383
                                                                -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of reversals...         26,576           44,635           57,522          123,488
    Policyowners' surrenders................................     (4,880,094)      (4,358,922)        (947,166)        (781,159)
    Policyowners' annuity and death benefits, net of
      reversals.............................................     (1,277,380)        (872,082)        (193,893)        (180,701)
    Net transfers from (to) Fixed Account...................       (490,427)        (582,612)         (25,579)        (164,758)
    Transfers between Investment Divisions..................       (291,880)         134,400           21,648           12,775
                                                                -----------      -----------      -----------      -----------
      Net contributions and (withdrawals)...................     (6,913,205)      (5,634,581)      (1,087,468)        (990,355)
                                                                -----------      -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................        (29,080)           3,527           (8,490)           1,003
                                                                -----------      -----------      -----------      -----------
        Increase (decrease) in net assets...................        969,263       (2,225,924)         496,820         (338,969)
NET ASSETS:
  Beginning of year.........................................     56,434,828       58,660,752       11,807,593       12,146,562
                                                                -----------      -----------      -----------      -----------
  End of year...............................................    $57,404,091      $56,434,828      $12,304,413      $11,807,593
                                                                ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                      BOND INVESTMENT                                      MONEY MARKET
                         DIVISIONS                                     INVESTMENT DIVISIONS
    ---------------------------------------------------   ----------------------------------------------
         SINGLE PREMIUM            FLEXIBLE PREMIUM           SINGLE PREMIUM          FLEXIBLE PREMIUM
            POLICIES                   POLICIES                  POLICIES                 POLICIES
    -------------------------   -----------------------   -----------------------   --------------------
       2006          2005          2006         2005         2006         2005        2006        2005
    ----------------------------------------------------------------------------------------------------
    $   (24,662)  $   413,989   $  (19,180)  $   48,133   $   48,046   $   26,215   $ 10,421    $  3,775
         51,953        65,242        4,841       11,512           (1)          (9)         1          (5)
             --            --           --           --           --           --         --          --
        602,070      (273,454)      97,632      (45,557)         (41)          40        (11)         11
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
        629,361       205,777       83,293       14,088       48,004       26,246     10,411       3,781
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
        (28,356)      124,499       21,266       36,971           --           --      5,135       5,059
     (2,172,264)   (1,708,541)    (208,349)    (197,801)    (173,095)    (200,237)   (30,132)    (16,065)
       (416,433)     (916,236)     (59,308)     (73,110)      (9,155)     (50,404)    (6,954)     (1,749)
        (83,884)     (310,459)     (39,081)     (35,775)      (9,543)     (62,376)      (227)     (1,059)
        110,266       (67,439)     (35,660)        (762)     181,310      (66,971)    14,005     (12,012)
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
     (2,590,671)   (2,878,176)    (321,132)    (270,477)     (10,483)    (379,988)   (18,173)    (25,826)
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
         (2,095)         (980)        (460)        (206)        (162)        (116)       (57)        (36)
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
     (1,963,405)   (2,673,379)    (238,299)    (256,595)      37,359     (353,858)    (7,819)    (22,081)
     21,560,992    24,234,371    3,381,714    3,638,309    1,461,265    1,815,123    278,644     300,725
    -----------   -----------   ----------   ----------   ----------   ----------   --------    --------
    $19,597,587   $21,560,992   $3,143,415   $3,381,714   $1,498,624   $1,461,265   $270,825    $278,644
    ===========   ===========   ==========   ==========   ==========   ==========   ========    ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the year 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the year 2002 was the net investment income to average net assets ratio.

    The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

    In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining the fair value of certain assets held by the individual funds that policies are invested in. The Standard is effective January 1, 2008, but could be adopted earlier by the individual funds.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's)
--------------------------------------------------------------------------------
At December 31, 2006, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    1,758          4,566           839         2,072         1,272          2,324
Identified cost............................  $43,378       $104,023       $10,934       $27,130       $ 1,272       $  2,324
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    2,350            504         1,446           232         1,497            271
Identified cost............................  $57,708       $ 11,728       $18,880       $ 3,062       $ 1,497       $    271

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2006 were as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 1,761       $  3,807       $   482       $   662       $   248       $    353
Proceeds from sales........................    6,561         12,565         2,660         4,236           347            739
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,780       $  1,090       $   556       $    73       $   250       $    689
Proceeds from sales........................    7,850          2,052         3,176           414           210            697

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the years ended December 31, 2006 and 2005, were as follows:

                                                                   COMMON STOCK INVESTMENT DIVISIONS
                                                                ----------------------------------------
                                                                 SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                                    POLICIES               POLICIES
                                                                ----------------       -----------------
                                                                2006        2005       2006         2005
                                                                ----------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................       3          5         25            30
Units redeemed..............................................     (77)       (79)       (178)        (211)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (74)       (74)       (153)        (181)
                                                                =====       ====       ====         ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................       1          2          1             2
Units redeemed..............................................     (95)       (89)       (18)          (19)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (94)       (87)       (17)          (17)
                                                                =====       ====       ====         ====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

         BOND INVESTMENT DIVISIONS         MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------   -----------------------------------
    SINGLE PREMIUM    FLEXIBLE PREMIUM    SINGLE PREMIUM    FLEXIBLE PREMIUM
       POLICIES           POLICIES           POLICIES           POLICIES
    ---------------   -----------------   ---------------   -----------------
     2006     2005     2006      2005      2006     2005     2006      2005
    -------------------------------------------------------------------------
        3        2       13        15         8        5         8        36
      (52)     (38)     (99)      (81)      (14)     (17)      (30)      (45)
    ------   ------   -------   -------   ------   ------   -------   -------
      (49)     (36)     (86)      (66)       (6)     (12)      (22)       (9)
    ======   ======   =======   =======   ======   ======   =======   =======
        2        3       --         1         8       --         1        --
      (60)     (69)      (9)       (7)       (9)     (16)       (1)       (2)
    ------   ------   -------   -------   ------   ------   -------   -------
      (58)     (66)      (9)       (6)       (1)     (16)       --        (2)
    ======   ======   =======   =======   ======   ======   =======   =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2006, 2005, 2004, 2003 and 2002.

                                                                              SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS                               -------------------------------------------------------
                                                                  2006        2005        2004        2003       2002
                                                                -------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $ 42,925    $ 42,362    $ 44,660    $ 46,214    $41,980
Units Outstanding...........................................         542         616         690         782        886
Variable Accumulation Unit Value............................    $  79.23    $  68.87    $  64.76    $  59.13    $ 47.38
Total Return................................................       15.0%        6.3%        9.5%       24.8%     (25.2%)
Investment Income Ratio.....................................        0.6%        1.0%        1.4%        1.0%       0.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 57,404    $ 56,435    $ 58,661    $ 58,628    $52,099
Units Outstanding...........................................         725         819         906         992      1,100
Variable Accumulation Unit Value............................    $  79.23    $  68.87    $  64.76    $  59.13    $ 47.38
Total Return................................................       15.0%        6.3%        9.5%       24.8%     (25.2%)
Investment Income Ratio.....................................        0.6%        1.0%        1.4%        1.0%       0.8%

                                                                             FLEXIBLE PREMIUM POLICIES (B)
                                                                -------------------------------------------------------
                                                                  2006        2005        2004        2003       2002
                                                                -------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $111,235    $106,660    $111,435    $111,812    $97,039
Units Outstanding...........................................       1,577       1,730       1,911       2,090      2,252
Variable Accumulation Unit Value............................    $  70.62    $  61.69    $  58.30    $  53.50    $ 43.08
Total Return................................................       14.5%        5.8%        9.0%       24.2%     (25.6%)
Investment Income Ratio.....................................        0.6%        1.0%        1.4%        1.1%       0.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 12,304    $ 11,808    $ 12,147    $ 11,991    $10,311
Units Outstanding...........................................         174         191         208         224        239
Variable Accumulation Unit Value............................    $  70.62    $  61.69    $  58.30    $  53.50    $ 43.08
Total Return................................................       14.5%        5.8%        9.0%       24.2%     (25.6%)
Investment Income Ratio.....................................        0.6%        1.0%        1.4%        1.0%       0.9%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS                                       ---------------------------------------------------
                                                                 2006       2005       2004       2003       2002
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $11,367    $13,140    $14,610    $15,822    $17,277
Units Outstanding...........................................        250        299        335        372        420
Variable Accumulation Unit Value............................    $ 45.50    $ 44.07    $ 43.67    $ 42.48    $ 41.15
Total Return................................................       3.3%       0.9%       2.8%       3.2%       8.1%
Investment Income Ratio.....................................       1.1%       3.1%       3.5%       3.9%       4.2%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $19,598    $21,561    $24,234    $27,862    $30,073
Units Outstanding...........................................        429        487        553        653        728
Variable Accumulation Unit Value............................    $ 45.67    $ 44.23    $ 43.83    $ 42.64    $ 41.31
Total Return................................................       3.3%       0.9%       2.8%       3.2%       8.1%
Investment Income Ratio.....................................       1.1%       3.1%       3.4%       3.9%       4.3%

                                                                           FLEXIBLE PREMIUM POLICIES (B)
                                                                ---------------------------------------------------
                                                                 2006       2005       2004       2003       2002
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $28,038    $30,700    $33,193    $36,131    $37,638
Units Outstanding...........................................        692        778        844        940      1,006
Variable Accumulation Unit Value............................    $ 40.56    $ 39.48    $ 39.31    $ 38.43    $ 37.42
Total Return................................................       2.7%       0.4%       2.3%       2.7%       7.6%
Investment Income Ratio.....................................       1.1%       3.1%       3.4%       4.0%       4.3%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 3,143    $ 3,382    $ 3,638    $ 3,817    $ 3,961
Units Outstanding...........................................         77         86         92         99        106
Variable Accumulation Unit Value............................    $ 40.62    $ 39.54    $ 39.37    $ 38.49    $ 37.48
Total Return................................................       2.7%       0.4%       2.3%       2.7%       7.6%
Investment Income Ratio.....................................       1.2%       3.1%       3.5%       4.0%       4.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS                               ----------------------------------------------
                                                                 2006      2005      2004      2003      2002
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $1,273    $1,362    $1,630    $1,939    $2,288
Units Outstanding...........................................        53        59        71        84        99
Variable Accumulation Unit Value............................    $24.08    $23.31    $22.92    $23.02    $23.15
Total Return................................................      3.3%      1.7%     (0.4%)    (0.6%)     0.1%
Investment Income Ratio.....................................      4.5%      2.8%      0.8%      0.7%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $1,499    $1,461    $1,815    $2,378    $3,119
Units Outstanding...........................................        62        63        79       103       135
Variable Accumulation Unit Value............................    $24.08    $23.31    $22.92    $23.02    $23.15
Total Return................................................      3.3%      1.7%     (0.4%)    (0.6%)     0.1%
Investment Income Ratio.....................................      4.5%      2.9%      0.8%      0.7%      1.4%

                                                                        FLEXIBLE PREMIUM POLICIES (B)
                                                                ----------------------------------------------
                                                                 2006      2005      2004      2003      2002
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $2,323    $2,714    $2,877    $3,680    $4,127
Units Outstanding...........................................       108       130       139       177       196
Variable Accumulation Unit Value............................    $21.46    $20.88    $20.64    $20.83    $21.06
Total Return................................................      2.8%      1.2%     (0.9%)    (1.1%)    (0.4%)
Investment Income Ratio.....................................      4.5%      2.9%      0.8%      0.7%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $  271    $  279    $  301    $  363    $  593
Units Outstanding...........................................        13        13        15        17        28
Variable Accumulation Unit Value............................    $21.46    $20.88    $20.64    $20.83    $21.06
Total Return................................................      2.8%      1.2%     (0.9%)    (1.1%)    (0.4%)
Investment Income Ratio.....................................      4.6%      2.8%      0.8%      0.7%      1.3%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II as of December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the funds, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LOGO)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2007

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $32,676,737     $ 9,743,941     $ 1,676,522
    Dividends due and accrued...............................           --              --           6,876
    Net receivable (payable) to New York Life Insurance and
      Annuity Corporation...................................      (25,648)        (17,033)            (15)

LIABILITIES
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       30,187           8,747           1,507
                                                              ------------    ------------    ------------
      Total net assets......................................  $32,620,902     $ 9,718,161     $ 1,681,876
                                                              ============    ============    ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $32,620,902     $ 9,718,161     $ 1,681,876
                                                              ============    ============    ============
Identified Cost of Investment...............................  $29,212,268     $ 9,435,780     $ 1,676,575
                                                              ============    ============    ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2006

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $   179,013     $   114,404     $    75,656
  Mortality and expense risk charges........................     (107,458)        (33,798)         (5,880)
                                                              ------------    ------------    ------------
      Net investment income (loss)..........................       71,555          80,606          69,776
                                                              ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    2,171,956         727,356         109,288
  Cost of investments sold..................................   (1,623,389)       (736,567)       (109,289)
                                                              ------------    ------------    ------------
      Net realized gain (loss) on investments...............      548,567          (9,211)             (1)
  Realized gain distribution received.......................      707,583              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    3,293,430         324,170             (46)
                                                              ------------    ------------    ------------
      Net gain (loss) on investments........................    4,549,580         314,959             (47)
                                                              ------------    ------------    ------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ 4,621,135     $   395,565     $    69,729
                                                              ============    ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005

                                                     COMMON STOCK                    BOND                    MONEY MARKET
                                                      INVESTMENT                  INVESTMENT                  INVESTMENT
                                                       DIVISION                    DIVISION                    DIVISION
                                               -------------------------   -------------------------   ------------------------
                                                  2006          2005          2006          2005          2006          2005
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).............  $    71,555   $   189,476   $    80,606   $   281,061   $    69,776   $   42,075
    Net realized gain (loss) on
      investments............................      548,567       511,032        (9,211)       71,228            (1)          (1)
    Realized gain distribution received......      707,583       348,443            --            --            --           --
    Change in unrealized appreciation
      (depreciation) on investments..........    3,293,430       994,557       324,170      (171,968)          (46)          38
                                               -----------   -----------   -----------   -----------   -----------   ----------
      Net increase (decrease) in net assets
        resulting from operations............    4,621,135     2,043,508       395,565       180,321        69,729       42,112
                                               -----------   -----------   -----------   -----------   -----------   ----------
  Contributions and (withdrawals):
    Payments received from policyowners......    1,272,893     1,342,493       518,558       560,226        97,786      103,071
    Cost of insurance........................     (870,504)     (815,515)     (291,731)     (306,228)      (49,305)     (49,445)
    Policyowners surrenders..................   (1,902,208)   (2,157,633)     (634,427)     (830,271)      (59,107)     (53,484)
    (Withdrawals) due to policy loans........       11,034        97,998         8,941        36,562         6,693        8,963
    Policyowners' death benefits.............      (91,060)     (220,552)      (33,243)      (21,418)           --      (24,225)
    Transfers between Investment Divisions...       60,718       (26,836)      (18,667)       27,298       (41,638)          50
                                               -----------   -----------   -----------   -----------   -----------   ----------
      Net contributions and (withdrawals)....   (1,519,127)   (1,780,045)     (450,569)     (533,831)      (45,571)     (15,070)
                                               -----------   -----------   -----------   -----------   -----------   ----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.......................       (4,406)          452          (281)         (117)          (51)         (33)
                                               -----------   -----------   -----------   -----------   -----------   ----------
        Increase (decrease) in net assets....    3,097,602       263,915       (55,285)     (353,627)       24,107       27,009
NET ASSETS:
    Beginning of year........................   29,523,300    29,259,385     9,773,446    10,127,073     1,657,769    1,630,760
                                               -----------   -----------   -----------   -----------   -----------   ----------
    End of year..............................  $32,620,902   $29,523,300   $ 9,718,161   $ 9,773,446   $ 1,681,876   $1,657,769
                                               ===========   ===========   ===========   ===========   ===========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 5 has been restated for the year 2002. The SOP requires disclosure, in Note 5, of the investment income to average net assets ratio; the disclosure requirement for the year 2002 was the net investment income to average net assets ratio.

    The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

    In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurement. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining the fair value of certain assets held by the individual funds that policies are invested in. The Standard is effective January 1, 2008, but could be adopted earlier by the individual funds.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                     NYLIAC VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's)
--------------------------------------------------------------------------------
At December 31, 2006, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                        COMMON STOCK               BOND               MONEY MARKET
                                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     -----------------------------------------------------------------
Number of shares.................................            1,333                    717                  1,677
Identified cost..................................          $29,212                $ 9,436                $ 1,677

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2006 were as follows:

                                                        COMMON STOCK               BOND               MONEY MARKET
                                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     -----------------------------------------------------------------
Purchases........................................          $ 1,455                $   374                $   136
Proceeds from sales..............................             2172                    727                    109

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2006, 2005, 2004, 2003 and 2002:

COMMON STOCK INVESTMENT DIVISION
                                                                  2006         2005         2004         2003         2002
                                                                 -----------------------------------------------------------
Net Assets.................................................      $32,621      $29,523      $29,259      $27,821      $22,887
Investment Income Ratio....................................          0.6%         1.0%         1.4%         1.1%         0.9%

BOND INVESTMENT DIVISION
                                                                  2006         2005         2004         2003         2002
                                                                 -----------------------------------------------------------
Net Assets.................................................      $ 9,718      $ 9,773      $10,127      $10,237      $10,217
Investment Income Ratio....................................          1.2%         3.2%         3.6%         4.1%         4.4%

MONEY MARKET INVESTMENT DIVISION
                                                                  2006         2005         2004         2003         2002
                                                                 -----------------------------------------------------------
Net Assets.................................................      $ 1,682      $ 1,658      $ 1,631      $ 1,702      $ 1,689
Investment Income Ratio....................................          4.5%         2.9%         0.8%         0.7%         1.3%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the funds, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LOGO)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2007

A MESSAGE FROM
THE PRESIDENT

For stock and bond investors, 2006 was generally a positive year. Most major U.S. stock market indexes posted double-digit returns, and value stocks outperformed growth stocks at all capitalization levels. Of course, past performance is no guarantee of future results.

A healthy economy, lower unemployment, strong corporate profits and increased merger and acquisition activity all contributed to the stock market's positive results. International stocks benefited from ongoing economic expansion, low interest rates and favorable earnings trends. As a group, international stocks outpaced U.S. equities.

Although higher yields hurt bond prices, all major segments of the domestic bond market generated positive total returns. Emerging-market debt also provided strong performance, and domestic high-yield bonds advanced, despite tight spreads for most of the year.

The Federal Open Market Committee (FOMC), which had been tightening monetary policy since mid-2004, continued to do so at its January 2006 meeting. In February, Dr. Ben Bernanke succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board. Under the new leadership, the FOMC continued its incremental tightening policy at the next three meetings. The federal funds target rate reached 5.25% in June 2006 and stayed at that level for the remainder of the year.

The rate hikes in the first half of 2006 reflected inflation concerns, prompted in part by rising oil prices. Fortunately, oil prices peaked in July and moderated through the remainder of the year, allowing the FOMC to move to the sidelines and observe how the economy responded to earlier tightening moves.

Meanwhile, the housing market continued to cool, which shifted investors' attention from inflation risk to the possibility of a recession. This concern was reflected in the Treasury yield curve, which inverted when short-term yields rose with the targeted federal funds rate while longer-term yields remained more stable. At year-end 2006, the slope of the Treasury yield curve remained relatively shallow.

Although volatility is unavoidable, each Portfolio of MainStay VP Series Fund, Inc., pursues its investment objective with a well-defined approach. Using time-tested investment principles, our Portfolio Managers pursue solid performance within the risk management guidelines of their respective Portfolios.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP began serving as Portfolio Manager of MainStay VP Basic Value Portfolio, and effective November 10, 2006, the name of the Portfolio was changed to MainStay VP ICAP Select Equity Portfolio.

The reports that follow provide more information and detail about the securities, markets and management decisions that contributed to the performance of your investments in 2006. We are pleased that you have chosen to invest with MainStay VP Series Fund, Inc., and we look forward to serving your investment needs for many years to come.

Sincerely yours,


-s- Christopher O. Blunt


Christopher O. Blunt
President
MainStay VP Series Fund, Inc.

January 2007


                         Not part of the Annual Report

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 27 THROUGH 59. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS. RESULTS DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO WILL NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO WILL DIFFER.

BALANCED COMPOSITE INDEX consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%.

CONSERVATIVE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index; international stocks (5% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

CREDIT SUISSE LIQUID US CORPORATE INDEX is an unmanaged index that tracks the liquid, tradable portion of the U.S. corporate-bond market. The index consists of fixed-rate, non-zero-coupon bonds with a minimum issue size of $250 million. The index does not include floating-rate instruments or index-linked bonds.

GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from two well-known indices which represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. LIBOR is usually the base rate for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MODERATE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index; international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East--the MSCI EAFE(R) Index; and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

                                                    www.mainstayfunds.com     25

MODERATE GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index; international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2006, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman-aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.55%    4.94%      6.05%

(LINE GRAPH)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          10965                       10965                       10978
                                                          11964                       11918                       12024
                                                          11781                       11820                       11777
                                                          12938                       13194                       13184
                                                          14138                       14308                       14294
                                                          15478                       15776                       15859
                                                          16178                       16423                       16579
                                                          16840                       17136                       17267
                                                          17208                       17552                       17702
12/31/06                                                  17991                       18313                       18379

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.29%    4.67%      5.78%

(LINE GRAPH)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          10937                       10965                       10978
                                                          11903                       11918                       12024
                                                          11691                       11820                       11777
                                                          12807                       13194                       13184
                                                          13959                       14308                       14294
                                                          15245                       15776                       15859
                                                          15896                       16423                       16579
                                                          16505                       17136                       17267
                                                          16817                       17552                       17702
12/31/06                                                  17539                       18313                       18379

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS

Lehman Brothers(R) Aggregate Bond Index*                 4.33%  5.06%   6.24%
Merrill Lynch Corporate & Government Master Index*       3.83   5.16    6.28

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.91% and 6.03% for the Initial Class and 4.65% and 5.77% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     27

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                   ENDING ACCOUNT                          VALUE (BASED
                                                    VALUE (BASED                         ON HYPOTHETICAL
                                   BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED          EXPENSES
                                    ACCOUNT          RETURNS AND           PAID             RETURN AND             PAID
                                     VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                         7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                      $1,000.00          $1,053.30            $2.69            $1,022.40             $2.65
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                      $1,000.00          $1,052.05            $3.98            $1,021.15             $3.92
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 28   MainStay VP Bond Portfolio

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                53.2
Corporate Bonds                                                                   26.9
Short-Term Investments (collateral from securities lending                        10.4
  is 8.7%)
Mortgage-Backed Securities                                                         8.2
Asset-Backed Securities                                                            4.7
Foreign Bonds                                                                      3.0
Yankee Bonds                                                                       0.8
Liabilities in Excess of Cash and Other Assets                                    (7.2)

See Portfolio of Investments on page 32 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 8/1/35
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 10/1/36
 3.  United States Treasury Note, 4.625%, due
     11/15/16
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 11/1/35
 5.  United States Treasury Note, 4.875%, due 4/30/08
 6.  Federal Home Loan Bank, 3.625%, due 11/14/08
 7.  Morgan Stanley Capital I, 4.80%, due 1/13/41
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 8/1/35
 9.  United States Treasury Note, 4.625%, due
     11/30/08
10.  United States Treasury Note, 4.00%, due 3/15/10

                                                    www.mainstayfunds.com     29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Bond Portfolio returned 4.55% for Initial Class shares and 4.29% for Service Class shares. Both share classes outperformed the 4.22% return of the average Lipper* Variable Products Corporate Debt Funds A Rated Portfolio for the same period. Initial Class shares outperformed--and Service Class shares underperformed--the 4.33% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

Overweight positions in investment-grade credit, mortgage-backed securities and asset-backed securities contributed positively to the Portfolio's relative performance. During 2006, the Portfolio also received a distribution from an outstanding class action lawsuit.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY IN 2006?

The Portfolio generally maintained a neutral to modestly short duration compared with that of its benchmark.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING 2006?

In 2006, the Treasury yield curve reshaped several times, and Treasury yields rose across the maturity spectrum. Short-term yields rose the most, causing the yield curve to invert for issues with maturities of five years or less and to flatten for issues with longer maturities.

WHAT MARKET FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE YEAR?

The Portfolio benefited from an overweighted position in credit throughout 2006. Credit spreads tightened to multiyear lows in the first half of 2006. After slightly widening during the third quarter, credit spreads tightened once again and ended the year a few basis points tighter than where they began. (A basis point is one-hundredth of a percentage point.)

Strong credit-market technicals and fundamentals contributed to our decision to overweight the credit sector. The bid for credit domestically and internationally was resilient. Stronger-than-anticipated corporate earnings reinforced our view.

WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH ONES WERE THE WEAKEST?

The Portfolio's largest holdings by asset class were corporate bonds, mortgage pass-through securities and U.S. Treasurys. Corporate bonds enhanced returns because of tightened spreads. Mortgage pass-through securities also performed well because of low volatility and foreign buying. Returns on all fixed-income assets were hurt by the increase in Treasury yields.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2006?

We reduced the Portfolio's overweight position in credit during the second and third quarters of 2006 when credit appeared to have reached full valuation. As the Treasury curve flattened, we reduced our exposure to longer-maturity credit. When third quarter corporate earnings came in stronger than anticipated, we increased the Portfolio's overweight position in credit once again.


Funds that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 30   MainStay VP Bond Portfolio

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX* AT THE END OF 2006?

As of December 31, 2006, the Portfolio maintained overweight positions relative to the Lehman Brothers(R) Aggregate Bond Index* in investment-grade credit, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. At year-end, the Portfolio was underweighted in U.S. Treasurys in relation to the benchmark.


* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     31

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
LONG-TERM BONDS (96.8%)+
ASSET-BACKED SECURITIES (4.7%)
------------------------------------------------------------------------------
AUTOMOBILE (0.2%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                             $ 1,000,000   $    994,485
                                                                  ------------
CREDIT CARDS (1.3%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                  2,750,000      2,715,511
MBNA Credit Card Master Note Trust
 Series 2005, Class A-6
 4.50%, due 1/15/13                                   4,000,000      3,931,797
                                                                  ------------
                                                                     6,647,308
                                                                  ------------
HOME EQUITY (3.2%)
Ameriquest Mortgage Securities, Inc.
 Series 2003-13, Class AF6
 5.094%, due 1/25/34                                  1,977,000      1,946,885
Centex Home Equity
 Series 2004-B, Class AF4
 4.122%, due 1/25/32                                  1,234,420      1,202,229
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                  1,000,000      1,001,708
Countrywide Asset-Backed Certificates
 Series 2006-S8, Class A3
 5.555%, due 4/25/36                                  2,000,000      1,986,172
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                  2,000,000      2,003,308
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                 1,500,000      1,479,263
JPMorgan Mortgage Acquisition Corp.
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                   1,000,000      1,018,576
Morgan Stanley Mortgage Loan Trust
 Series 2006-17XS, Class A3A
 5.651%, due 10/25/46                                 2,000,000      2,000,000
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                   1,000,000        981,856
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33                                  1,211,272      1,177,124
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                  1,357,771      1,342,591
                                                                  ------------
                                                                    16,139,712
                                                                  ------------
Total Asset-Backed Securities
 (Cost $23,898,889)                                                 23,781,505
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (26.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
Northrop Grumman Space & Mission Systems Corp.
 Series D
 6.38%, due 5/19/08                                 $ 1,600,000   $  1,615,509
Raytheon Co.
 6.40%, due 12/15/18                                  1,175,000      1,257,258
                                                                  ------------
                                                                     2,872,767
                                                                  ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding Corp.
 8.00%, due 6/15/10                                   1,000,000      1,071,365
                                                                  ------------

BANKS (3.3%)
Bank of America Corp.
 5.42%, due 3/15/17 (a)                               2,000,000      1,970,620
 5.75%, due 8/15/16                                   1,000,000      1,020,626
Keybank N.A.
 5.45%, due 3/3/16                                    1,000,000        993,393
Mellon Financial Corp.
 6.40%, due 5/14/11                                   1,125,000      1,169,934
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                    750,000        762,495
National City Bank
 5.25%, due 12/15/16 (a)                              1,000,000        978,946
National City Corp.
 3.20%, due 4/1/08                                    1,000,000        971,755
Popular North America, Inc.
 5.20%, due 12/12/07                                  3,000,000      2,990,055
SunTrust Bank
 5.20%, due 1/17/17                                     875,000        851,889
Wachovia Bank N.A.
 4.875%, due 2/1/15                                   1,650,000      1,587,574
Wells Fargo & Co.
 6.375%, due 8/1/11                                   1,000,000      1,047,216
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                   1,500,000      1,536,250
 5.95%, due 8/26/36                                   1,250,000      1,279,300
                                                                  ------------
                                                                    17,160,053
                                                                  ------------
BEVERAGES (0.4%)
Coca-Cola Enterprises, Inc.
 6.75%, due 1/15/38                                   2,000,000      2,206,990
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 32 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BUILDING MATERIALS (0.2%)
Masco Corp.
 5.75%, due 10/15/08                                $   925,000   $    928,523
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (5.3%)
American General Finance Corp.
 5.375%, due 9/1/09                                   1,000,000      1,001,686
Associates Corp. of North America
 6.95%, due 11/1/18                                   2,000,000      2,240,214
Capital One Bank
 4.25%, due 12/1/08                                   1,000,000        980,261
CIT Group, Inc.
 7.75%, due 4/2/12                                    2,000,000      2,205,014
Countrywide Financial Corp.
 6.25%, due 5/15/16                                   2,000,000      2,038,464
Erac USA Finance Co.
 6.80%, due 2/15/08 (a)                                 485,000        489,873
General Electric Capital Corp.
 6.00%, due 6/15/12                                   3,500,000      3,623,098
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                    2,000,000      2,036,872
HSBC Finance Corp.
 4.75%, due 7/15/13                                   4,750,000      4,605,890
JPMorgan Chase & Co.
 4.60%, due 1/17/11                                   2,000,000      1,951,770
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                     725,000        739,172
Morgan Stanley
 6.75%, due 4/15/11                                   2,000,000      2,113,944
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                              2,700,000      2,593,814
Residential Capital Corp.
 6.375%, due 6/30/10                                    750,000        758,728
                                                                  ------------
                                                                    27,378,800
                                                                  ------------
ELECTRIC (3.4%)
Arizona Public Service Co.
 5.50%, due 9/1/35                                    1,275,000      1,139,580
Carolina Power & Light Co.
 6.125%, due 9/15/33                                    500,000        517,375
Cleveland Electric Illuminating Co. (The)
 5.65%, due 12/15/13                                  1,000,000        996,674
Commonwealth Edison Co.
 5.40%, due 12/15/11                                  3,525,000      3,497,181
Consumers Energy Co.
 Series C
 4.25%, due 4/15/08                                     210,000        206,803
Dominion Resources, Inc.
 Series D
 5.125%, due 12/15/09                                 4,225,000      4,198,032
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                     750,000        777,223
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      500,000        504,287

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
ELECTRIC (CONTINUED)
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                 $ 2,125,000   $  2,203,138
Public Service Co. of New Mexico
 4.40%, due 9/15/08                                     500,000        490,839
Public Service Electric & Gas Co.
 6.375%, due 5/1/08                                   3,125,000      3,160,934
                                                                  ------------
                                                                    17,692,066
                                                                  ------------
FOOD (2.1%)
Corn Products International, Inc.
 8.25%, due 7/15/07                                   4,200,000      4,248,157
Delhaize America, Inc.
 8.125%, due 4/15/11                                  1,000,000      1,078,756
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                    2,000,000      2,097,402
Kroger Co. (The)
 7.70%, due 6/1/29                                    1,000,000      1,125,139
Safeway, Inc.
 6.50%, due 3/1/11                                    2,125,000      2,198,444
                                                                  ------------
                                                                    10,747,898
                                                                  ------------
GAS (0.2%)
Atmos Energy Corp.
 4.00%, due 10/15/09                                  1,000,000        962,000
                                                                  ------------

HOME BUILDERS (0.2%)
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                  1,100,000      1,075,116
                                                                  ------------

INSURANCE (2.0%)
American International Group, Inc.
 6.25%, due 5/1/36                                    2,000,000      2,124,958
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                              1,575,000      1,553,892
CIGNA Corp.
 7.00%, due 1/15/11                                     500,000        525,432
Hartford Financial Services Group, Inc. (The)
 5.55%, due 8/16/08                                   2,000,000      2,007,896
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                  1,250,000      1,279,575
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                  1,000,000        997,727
Prudential Financial, Inc.
 5.70%, due 12/14/36                                  1,750,000      1,703,403
                                                                  ------------
                                                                    10,192,883
                                                                  ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                   1,000,000        857,648
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   33

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (1.4%)
Belo Corp.
 8.00%, due 11/1/08                                 $ 3,000,000   $  3,112,449
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                  2,100,000      2,392,036
Comcast Corp.
 6.45%, due 3/15/37                                   1,275,000      1,275,688
Walt Disney Co. (The)
 7.00%, due 3/1/32                                      500,000        577,381
                                                                  ------------
                                                                     7,357,554
                                                                  ------------
OIL & GAS (1.0%)
Enterprise Products Operating, L.P.
 Series B
 6.875%, due 3/1/33                                   3,375,000      3,524,053
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                 600,000        592,481
Pemex Project Funding Master Trust
 Series Reg S
 5.75%, due 12/15/15                                    875,000        868,875
                                                                  ------------
                                                                     4,985,409
                                                                  ------------
PHARMACEUTICALS (0.7%)
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                 2,000,000      1,968,056
Eli Lilly & Co.
 4.50%, due 3/15/18                                   1,500,000      1,382,898
                                                                  ------------
                                                                     3,350,954
                                                                  ------------
PIPELINES (0.3%)
Duke Capital LLC
 7.50%, due 10/1/09                                   1,476,000      1,553,010
                                                                  ------------
REAL ESTATE (0.2%)
Regency Centers, L.P.
 7.95%, due 1/15/11                                     750,000        812,645
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      500,000        490,589
AvalonBay Communities, Inc.
 6.625%, due 9/15/11                                  1,000,000      1,050,576
Federal Realty Investment Trust
 5.65%, due 6/1/16                                    1,000,000        995,839
Hospitality Properties Trust
 5.125%, due 2/15/15                                  1,000,000        950,041
Liberty Property, L.P.
 8.50%, due 8/1/10                                      500,000        547,911
New Plan Excel Realty Trust
 5.25%, due 9/15/15                                     500,000        478,657
ProLogis
 5.625%, due 11/15/16                                   500,000        496,266
Rouse Co. (The)
 3.625%, due 3/15/09                                  1,000,000        946,464

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group, L.P.
 5.25%, due 12/1/16                                 $ 3,000,000   $  2,923,143
United Dominion Realty Trust, Inc.
 4.30%, due 7/1/07                                    1,000,000        993,956
                                                                  ------------
                                                                     9,873,442
                                                                  ------------
RETAIL (1.0%)
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                    1,000,000      1,016,669
Home Depot, Inc.
 5.875%, due 12/16/36                                 2,400,000      2,355,178
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                      420,000        447,184
Yum! Brands, Inc.
 8.875%, due 4/15/11                                  1,000,000      1,121,771
                                                                  ------------
                                                                     4,940,802
                                                                  ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                     500,000        508,228
                                                                  ------------

TELECOMMUNICATIONS (1.8%)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                   3,092,000      3,112,522
Motorola, Inc.
 7.625%, due 11/15/10                                   649,000        698,800
SBC Communications, Inc.
 5.10%, due 9/15/14                                   1,500,000      1,456,424
Sprint Capital Corp.
 8.375%, due 3/15/12                                  1,250,000      1,389,228
  8.75%, due 3/15/32                                  1,750,000      2,106,319
Verizon Global Funding Corp.
 7.75%, due 12/1/30                                     575,000        674,462
                                                                  ------------
                                                                     9,437,755
                                                                  ------------
TRUCKING & LEASING (0.4%)
TTX Co.
 5.00%, due 4/1/12 (a)                                2,050,000      2,003,276
                                                                  ------------
Total Corporate Bonds
 (Cost $138,552,870)                                               137,969,184
                                                                  ------------

FOREIGN BONDS (3.0%)
------------------------------------------------------------------------------
BANKS (0.2%)
Nordea Bank Sweden AB
 5.25%, due 11/30/12 (a)                                800,000        794,836
                                                                  ------------

BEVERAGES (0.4%)
Diageo Capital PLC
 5.125%, due 1/30/12                                  2,350,000      2,320,653
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
AMVESCAP PLC
 5.90%, due 1/15/07                                   3,000,000      3,000,282
                                                                  ------------

 34 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                             $ 1,750,000   $  1,660,463
                                                                  ------------

MEDIA (0.2%)
Thomson Corp. (The)
 5.75%, due 2/1/08                                    1,000,000      1,002,995
                                                                  ------------

REGIONAL GOVERNMENT (0.8%)
Province of Ontario
 5.50%, due 10/1/08                                   4,000,000      4,022,920
                                                                  ------------

TELECOMMUNICATIONS (0.5%)
Telecom Italia Capital S.A.
 4.00%, due 1/15/10                                     375,000        358,085
 6.00%, due 9/30/34                                     875,000        793,595
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     500,000        537,022
Vodafone Group PLC
 7.75%, due 2/15/10                                   1,000,000      1,065,683
                                                                  ------------
                                                                     2,754,385
                                                                  ------------
Total Foreign Bonds
 (Cost $15,721,424)                                                 15,556,534
                                                                  ------------

MORTGAGE-BACKED SECURITIES (8.2%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (8.2%)
Banc of America Commercial Mortgage, Inc.
 Series 2006-6, Class A2
 5.309%, due 10/10/45                                 3,500,000      3,508,056
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                   1,000,000      1,015,631
 Series 2006-2, Class AAB
 5.723%, due 5/10/45 (b)                              2,000,000      2,053,094
Bear Stearns Adjustable Rate
 Mortgage Trust
 Series 2005-8, Class A4
 5.096%, due 8/25/35 (a)(b)                             500,000        486,373
Bear Stearns Commercial
 Mortgage Securities
 Series 2006-PW11, Class A3
 5.458%, due 3/11/39 (b)                              1,000,000      1,012,013
 Series 2006-PW11, Class A4
 5.458%, due 3/11/39 (b)                              1,500,000      1,523,249
 Series 2006-PW11, Class AM
 5.458%, due 3/11/39 (b)                                500,000        506,488
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                  1,000,000      1,010,629
 Series 2006-PW13, Class A4
 5.54%, due 9/11/41                                   1,000,000      1,014,452

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Bear Stearns Commercial
 Mortgage Securities (continued)
 Series 2006-PW12, Class AAB
 5.686%, due 9/11/38 (b)                            $ 1,000,000   $  1,024,365
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C1, Class AM
 5.556%, due 2/15/39 (b)                              5,000,000      5,076,548
JPMorgan Chase Commercial
 Mortgage Securities Corp.
 Series 2006-CB17, Class A4
 5.429%, due 12/12/43                                 2,500,000      2,512,679
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                  1,000,000      1,010,392
LB-UBS Commercial Mortgage Trust
 Series 2006-C4, Class AAB
 5.874%, due 6/15/32 (b)                              1,225,000      1,269,893
Merrill Lynch Mortgage Trust
 Series 2005-MKB2, Class A4
 5.204%, due 9/12/42 (b)                              1,000,000        990,391
 Series 2005-LC1, Class A3
 5.289%, due 1/12/44 (b)                              2,500,000      2,498,373
Morgan Stanley Capital I
 Series 2004-HQ3, Class A4
V    4.80%, due 1/13/41                              10,000,000      9,697,200
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                              1,000,000      1,028,542
Structured Adjustable Rate
 Mortgage Loan Trust
 Series 2006-8, Class 4A3
 5.75%, due 9/25/36 (b)                               1,000,000        993,920
TBW Mortgage Backed Pass
 Through Certificates
 Series 2006-6, Class A2B
 5.66%, due 1/25/37                                   2,000,000      2,000,000
Wachovia Bank Commercial
 Mortgage Trust
 Series 2006-C29, Class AM
 5.339%, due 11/15/48                                 2,000,000      1,988,881
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $41,884,616)                                                 42,221,169
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (53.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.8%)
 2.625%, due 2/16/07                                  5,000,000      4,984,540
V    3.625%, due 11/14/08                            10,000,000      9,749,670
 3.75%, due 8/15/07                                   5,000,000      4,954,505
                                                                  ------------
                                                                    19,688,715
                                                                  ------------
FEDERAL HOME LOAN BANK
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.9%)
 Series VN-2015, Class A
 5.46%, due 11/27/15                                  4,407,931      4,405,177
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   35

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.3%)
 5.50%, due 9/25/13                                 $ 1,500,000   $  1,496,639
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.5%)
 4.00%, due 1/1/21                                    2,765,535      2,600,552
 4.50%, due 8/1/20                                    7,491,263      7,221,003
 4.50%, due 11/1/20                                     908,506        875,730
 4.50%, due 3/1/21                                    1,858,523      1,791,474
 4.50%, due 4/1/21                                      188,377        181,521
 4.50%, due 11/1/21                                   1,091,003      1,051,294
 4.50%, due 5/1/35                                      228,038        213,691
 4.50%, due 8/1/35                                      471,570        441,901
 4.50%, due 10/1/35                                     494,304        463,205
 5.00%, due 10/1/20                                   1,765,024      1,734,172
 5.00%, due 12/1/20                                   5,491,225      5,395,237
 5.00%, due 1/1/21                                      901,288        885,384
 5.00%, due 5/1/21                                    1,607,785      1,579,681
 5.00%, due 7/1/35                                      234,163        226,018
V    5.00%, due 8/1/35                               16,251,037     15,685,778
V    5.00%, due 10/1/36                              14,854,511     14,331,508
 5.454%, due 1/1/36 (b)                               6,730,837      6,712,009
 5.50%, due 12/1/18                                   1,528,667      1,531,265
 5.50%, due 9/1/21                                    2,749,873      2,747,754
 5.50%, due 1/1/36                                      219,830        217,446
 5.50%, due 10/1/36                                     999,999        988,854
 5.50%, due 12/1/36                                     500,000        494,427
 6.00%, due 8/1/21                                    2,452,289      2,485,293
 6.00%, due 12/1/35                                      66,052         66,555
 6.00%, due 8/1/36                                    5,900,000      5,943,636
 6.50%, due 7/1/17                                      292,330        299,082
 6.50%, due 11/1/35                                   1,211,445      1,235,084
 6.50%, due 1/1/36                                      818,932        834,253
 7.00%, due 1/1/33                                    1,320,624      1,357,650
                                                                  ------------
                                                                    79,591,457
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 5.25%, due 8/1/12                                    2,000,000      2,009,724
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.6%)
 4.00%, due 10/1/20                                       1,005            946
 4.50%, due 12/1/19                                      13,446         12,987
 4.50%, due 9/1/20                                      119,986        115,762
 4.50%, due 9/1/35                                    2,907,442      2,725,366
 5.00%, due 1/1/21                                    1,432,566      1,408,239
 5.00%, due 2/1/21                                      891,427        876,254
 5.00%, due 5/1/21                                      387,265        380,674
 5.00%, due 5/1/33                                           89             86
 5.00%, due 4/1/36                                          137            132
 5.00%, due 5/1/36                                    3,122,672      3,014,680
 5.389%, due 1/1/36 (b)                               1,915,977      1,907,853
 5.50%, due 5/1/16                                      962,164        965,320

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 6/1/35                                  $ 3,842,649   $  3,798,760
 5.50%, due 7/1/35                                    3,830,577      3,786,826
V    5.50%, due 8/1/35                                9,424,617      9,316,972
 5.50%, due 10/1/35                                   1,464,394      1,447,669
V    5.50%, due 11/1/35                              12,002,874     11,865,782
 5.50%, due 12/1/35                                   1,872,991      1,851,599
 5.50%, due 5/1/36                                    1,948,467      1,925,531
 5.50%, due 8/1/36                                    2,487,111      2,457,835
 5.50%, due 10/1/36                                   3,469,325      3,428,489
 5.50%, due 12/1/36                                   1,489,825      1,472,289
 5.964%, due 7/1/36 (b)                                 979,280        984,469
 6.00%, due 2/1/14                                      441,192        448,075
 6.00%, due 1/1/36                                    5,368,590      5,404,955
 6.00%, due 6/1/36                                    3,880,536      3,906,810
 6.00%, due 7/1/36                                    1,906,435      1,919,343
 6.00%, due 8/1/36                                       97,559         98,219
 6.00%, due 9/1/36                                    3,912,339      3,938,829
 6.00%, due 10/15/36                                    962,387        975,806
 6.00%, due 11/1/36                                   1,998,057      2,011,585
 6.50%, due 11/1/09                                     222,173        223,607
 6.50%, due 10/1/27                                      48,614         49,829
 6.50%, due 1/1/28                                      253,898        260,680
 6.50%, due 7/1/35                                      579,130        590,169
 6.50%, due 3/1/36                                      945,250        963,072
 6.50%, due 9/1/36                                    4,370,246      4,452,643
 7.00%, due 2/1/27                                      344,465        355,649
 7.00%, due 1/1/28                                      340,336        351,482
 7.00%, due 4/1/31                                       67,334         69,288
 7.50%, due 7/1/28                                      168,876        176,341
                                                                  ------------
                                                                    79,940,902
                                                                  ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
 Series R005, Class AB
 5.50%, due 12/15/18                                  2,684,719      2,676,850
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (2.5%)
 Series 2003-96, Class C
 4.396%, due 1/16/24                                  3,000,000      2,937,658
 Series 2005-87, Class B
 5.116%, due 1/16/28 (b)                              5,000,000      4,962,418
 Series 2002-35, Class D
 6.287%, due 1/16/27 (b)                              5,000,000      5,211,676
                                                                  ------------
                                                                    13,111,752
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 5.00%, due 9/15/35                                   3,466,761      3,371,928
 5.50%, due 7/15/35                                   1,673,952      1,666,307
 5.50%, due 8/15/35                                     803,118        799,451
 5.50%, due 5/15/36                                     981,740        977,021
 5.50%, due 7/15/36                                   2,494,415      2,482,425
 5.50%, due 11/15/36                                    999,001        994,199

 36 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.00%, due 1/15/36                                 $ 2,598,716   $  2,634,950
 6.50%, due 1/15/36                                   1,524,631      1,564,289
 6.50%, due 3/15/36                                     761,417        781,223
 7.00%, due 7/15/31                                     163,409        168,874
 9.00%, due 4/15/26                                     127,529        137,891
                                                                  ------------
                                                                    15,578,558
                                                                  ------------
UNITED STATES TREASURY BONDS (2.3%)
 4.50%, due 2/15/36 (c)                               5,456,000      5,188,318
 5.375%, due 2/15/31 (c)                              5,000,000      5,355,860
 6.25%, due 8/15/23 (c)                               1,000,000      1,151,016
                                                                  ------------
                                                                    11,695,194
                                                                  ------------
UNITED STATES TREASURY NOTES (8.4%)
 3.375%, due 2/15/08 (c)                              2,800,000      2,751,109
V    4.00%, due 3/15/10 (c)                           8,150,000      7,979,037
V    4.625%, due 11/30/08 (c)                         9,040,000      9,007,159
V    4.625%, due 11/15/16 (c)                        13,025,000     12,939,530
V    4.875%, due 4/30/08                             10,300,000     10,290,339
                                                                  ------------
                                                                    42,967,174
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $273,871,894)                                               273,162,142
                                                                  ------------

YANKEE BONDS (0.8%)(D)
------------------------------------------------------------------------------
BEVERAGES (0.3%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                   1,500,000      1,469,966
                                                                  ------------
INSURANCE (0.3%)
ACE, Ltd.
 6.00%, due 4/1/07                                    1,750,000      1,751,811
                                                                  ------------

INVESTMENT COMPANY (0.2%)
SIUK PLC
 8.23%, due 2/1/27                                      750,000        780,561
                                                                  ------------
Total Yankee Bonds
 (Cost $4,005,163)                                                   4,002,338
                                                                  ------------
Total Long-Term Bonds
 (Cost $497,934,856)                                               496,692,872
                                                                  ------------

SHORT-TERM INVESTMENTS (10.4%)
------------------------------------------------------------------------------
FEDERAL AGENCY (1.7%)
Federal Farm Credit Bank
 4.85%, due 1/2/07                                    8,980,000      8,978,790
                                                                  ------------
Total Federal Agency
 (Cost $8,978,790)                                                   8,978,790
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
COMMERCIAL PAPER (2.0%)
Barton Capital LLC
 5.298%, due 1/4/07 (e)                             $   824,707   $    824,707
Charta LLC
 5.314%, due 1/11/07 (e)                                844,870        844,870
Ciesco, Inc.
 5.305%, due 1/10/07 (e)                              1,102,627      1,102,627
Compass Securitization LLC
 5.324%, due 1/18/07 (e)                              1,126,493      1,126,493
Fairway Finance Corp.
 5.301%, due 1/8/07 (e)                                 844,870        844,870
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (e)                                833,282        833,282
Greyhawk Funding LLC
 5.305%, due 1/5/07 (e)                                 826,318        826,318
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (e)                                844,870        844,870
Liberty Street Funding Co.
 5.325%, due 1/29/07 (e)                                281,623        281,623
Old Line Funding LLC
 5.303%, due 1/9/07 (e)                               1,103,861      1,103,861
Ranger Funding LLC
 5.308%, due 1/30/07 (e)                                844,870        844,870
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (e)                                844,870        844,870
                                                                  ------------
Total Commercial Paper
 (Cost $10,323,261)                                                 10,323,261
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (1.1%)
BGI Institutional Money
 Market Fund (e)                                      5,882,944      5,882,944
                                                                  ------------
Total Investment Company
 (Cost $5,882,944)                                                   5,882,944
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $281,793 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $278,942 and a Market Value
 of $291,593) (e)                                   $   281,623        281,623
                                                                  ------------
Total Repurchase Agreement
 (Cost $281,623)                                                       281,623
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   37

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (5.5%)
Abbey National PLC
 5.34%, due 1/2/07 (e)                              $ 3,379,478   $  3,379,478
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                                2,252,986      2,252,986
Bank of America Corp.
 5.27%, due 1/19/07 (b) (e)                           2,252,986      2,252,986
Bank of Montreal
 5.30%, due 1/26/07 (e)                               1,408,116      1,408,116
Barclays
 5.32%, due 1/18/07 (e)                               1,858,713      1,858,713
Calyon
 5.31%, due 2/12/07 (e)                               2,252,986      2,252,986
Citigroup
 5.325%, due 3/22/07 (e)                              1,971,362      1,971,362
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (e)                               2,140,336      2,140,336
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                               2,252,986      2,252,986
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (e)                               2,084,012      2,084,012
Rabobank Nederland
 5.29%, due 3/6/07 (e)                                1,689,739      1,689,739
Standard Chartered Bank
 5.29%, due 1/10/07 (e)                               2,252,986      2,252,986
UBS AG
 5.285%, due 1/12/07 (e)                              2,252,986      2,252,986
                                                                  ------------
Total Time Deposits
 (Cost $28,049,672)                                                 28,049,672
                                                                  ------------
Total Short-Term Investments
 (Cost $53,516,290)                                                 53,516,290
                                                                  ------------
Total Investments
 (Cost $551,451,146) (f)                                  107.2%   550,209,162(g)
Liabilities in Excess of
 Cash and Other Assets                                     (7.2)   (36,717,217)
                                                    -----------   ------------
Net Assets                                                100.0%  $513,491,945
                                                    ===========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(c) Represents a security, or a portion thereof, which is out on loan.
(d)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The cost for federal income tax purposes is $551,489,360.
(g)  At December 31, 2006 net unrealized depreciation was
     $1,280,198, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,745,652 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,025,850.

 38 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $551,451,146) including $43,520,448
  market value of securities loaned             $550,209,162
Cash                                                   5,317
Receivables:
  Dividends and interest                           4,259,582
  Investment securities sold                       2,815,171
  Fund shares sold                                 1,258,619
Other assets                                           1,295
                                                -------------
    Total assets                                 558,549,146
                                                -------------

LIABILITIES:
Securities lending collateral                     44,537,500
Payables:
  Fund shares redeemed                               148,690
  Adviser (See Note 3)                               108,141
  Shareholder communication                           89,537
  Administrator (See Note 3)                          86,513
  Professional fees                                   56,698
  NYLIFE Distributors (See Note 3)                    21,816
  Custodian                                            4,413
  Directors                                              707
Accrued expenses                                       3,186
                                                -------------
    Total liabilities                             45,057,201
                                                -------------
Net assets                                      $513,491,945
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    301,549
  Service Class                                       76,253
Additional paid-in capital                       496,587,004
Accumulated undistributed net investment
  income                                          22,228,200
Accumulated net realized loss on investments      (4,459,077)
Net unrealized depreciation on investments        (1,241,984)
                                                -------------
Net assets                                      $513,491,945
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $410,139,454
                                                =============
Shares of capital stock outstanding               30,154,887
                                                =============
Net asset value per share outstanding           $      13.60
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $103,352,491
                                                =============
Shares of capital stock outstanding                7,625,279
                                                =============
Net asset value per share outstanding           $      13.55
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   39

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $24,656,976
  Income from securities loaned--net                 148,277
                                                 ------------
    Total income                                  24,805,253
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,197,537
  Administration (See Note 3)                        958,030
  Distribution and service--Service Class
    (See Note 3)                                     241,056
  Shareholder communication                          129,617
  Professional fees                                  106,854
  Custodian                                           50,357
  Directors                                           27,147
  Miscellaneous                                       23,566
                                                 ------------
    Total expenses                                 2,734,164
                                                 ------------
Net investment income                             22,071,089
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (2,377,123)
Net change in unrealized appreciation on
  investments                                      1,948,426
                                                 ------------
Net realized and unrealized loss on investments     (428,697)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,642,392
                                                 ============

 40 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                              2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $ 22,071,089   $ 18,724,029
 Net realized gain (loss) on
  investments                           (2,377,123)       182,082
 Net change in unrealized
  appreciation (depreciation) on
  investments                            1,948,426     (8,874,165)
                                      ---------------------------
 Net increase in net assets
  resulting from operations             21,642,392     10,031,946
                                      ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                        (4,799,733)   (12,199,238)
   Service Class                        (1,023,785)    (2,763,426)
                                      ---------------------------
 Total dividends to shareholders        (5,823,518)   (14,962,664)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       102,429,445     12,598,504
   Service Class                        19,049,448     32,641,073
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                         4,799,733     12,199,238
   Service Class                         1,023,785      2,763,426
                                      ---------------------------
                                       127,302,411     60,202,241
 Cost of shares redeemed:
   Initial Class                       (87,345,751)   (64,610,877)
   Service Class                       (10,282,879)    (5,427,254)
                                      ---------------------------
                                       (97,628,630)   (70,038,131)
   Increase (decrease) in net assets
    derived from capital share
    transactions                        29,673,781     (9,835,890)
                                      ---------------------------
   Net increase (decrease) in net
    assets                              45,492,655    (14,766,608)

NET ASSETS:
Beginning of year                      467,999,290    482,765,898
                                      ---------------------------
End of year                           $513,491,945   $467,999,290
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $ 22,228,200   $  5,822,678
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                            --------      --------      --------      --------      --------
Net investment income                           0.58          0.53(b)       0.47          0.52(b)       0.60
Net realized and unrealized gain (loss) on
  investments                                   0.02         (0.24)         0.08          0.10          0.64
                                            --------      --------      --------      --------      --------
Total from investment operations                0.60          0.29          0.55          0.62          1.24
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.16)        (0.44)        (0.50)        (0.59)        (0.61)
  From net realized gain on investments           --            --         (0.15)        (0.35)        (0.01)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.16)        (0.44)        (0.65)        (0.94)        (0.62)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  13.60      $  13.16      $  13.31      $  13.41      $  13.73
                                            ========      ========      ========      ========      ========
Total investment return                         4.55%         2.18%(e)      4.09%         4.52%         9.48%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.66%         3.96%         3.36%         3.75%         4.93%
  Net expenses                                  0.52%         0.36%         0.54%         0.54%         0.52%
  Expenses (before reimbursement)               0.52%         0.51%         0.54%         0.54%         0.52%
Portfolio turnover rate                          166%(h)       277%(h)       335%          149%           76%
Net assets at end of period (in 000's)      $410,139      $377,607      $421,046      $485,033      $481,740

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31, 2005.
(f)  Less than one tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.

 42 MainStay VP Bond Portfolio      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ----------------------------------------------------
                                              JUNE 4,
                                              2003(A)
                                              THROUGH
       YEAR ENDED DECEMBER 31,              DECEMBER 31,
      2006         2005         2004            2003
    $  13.12      $ 13.29      $ 13.40        $ 14.33
    --------      -------      -------      ------------
        0.57         0.50(b)      0.46           0.28(b)
        0.00(c)     (0.25)        0.05          (0.28)
    --------      -------      -------      ------------
        0.57         0.25         0.51           0.00(c)
    --------      -------      -------      ------------
       (0.14)       (0.42)       (0.47)         (0.58)
          --           --        (0.15)         (0.35)
    --------      -------      -------      ------------
       (0.14)       (0.42)       (0.62)         (0.93)
    --------      -------      -------      ------------
    $  13.55      $ 13.12      $ 13.29        $ 13.40
    ========      =======      =======      ============
        4.29%        1.89%(e)     3.83%          0.00%(d)(f)
        4.41%        3.71%        3.11%          3.50%+(g)
        0.77%        0.61%        0.79%          0.79%+
        0.77%        0.76%        0.79%          0.79%+
         166%(h)      277%(h)      335%           149%
    $103,352      $90,392      $61,720        $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

                           ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.57%    2.07%      3.54%
7-DAY CURRENT YIELD: 4.83%(2)

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
12/31/96                                                                   10000                              10000
                                                                           10525                              10514
                                                                           11070                              11050
                                                                           11605                              11574
                                                                           12308                              12262
                                                                           12781                              12728
                                                                           12954                              12896
                                                                           13040                              12976
                                                                           13151                              13077
                                                                           13540                              13425
12/31/06                                                                   14159                              14030

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS

Lipper Money Market Fund Index*                          4.51%  1.97%   3.44%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 2.03% and 3.52% for the Initial Class for the five-year and ten-year periods, respectively.
2. As of 12/31/06, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.88% and a current yield of 4.83%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 44   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,024.20            $2.65            $1,022.40             $2.65
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.52% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                    www.mainstayfunds.com     45

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                  42.6
Federal Agencies                                                                  38.5
Corporate Bonds                                                                    9.7
Medium-Term Notes                                                                  9.6
Asset-Backed Security                                                              0.3
Liabilities in Excess of Cash and Other Assets                                    (0.7)

See Portfolio of Investments on page 49 for specific holdings within these categories.

 46   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2006?

For the seven-day period ended December 31, 2006, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 4.83% and an effective yield of 4.88%. For the year ended December 31, 2006, MainStay VP Cash Management Port-folio returned 4.57% for Initial Class shares. The Portfolio outperformed the 4.55% return of the average Lipper* Variable Products Money Market Portfolio over the same period. The Portfolio also outperformed the 4.51% of the Lipper Money Market Fund Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2006?

The progress of the economy affects the money market. According to the Bureau of Economic Analysis, the economy grew at a robust 5.6% seasonally adjusted annual rate in the first quarter of 2006. Since then, growth has moderated, in part because of the slowdown in the housing sector. Real gross domestic product (GDP) increased at a seasonally adjusted annual rate of 2.6% in the second quarter, 2.0% in the third quarter and, according to advance estimates, 3.5% in the fourth quarter.

Residential investment declined at a 19.2% seasonally adjusted annual rate in the fourth quarter, the fifth consecutive quarter in which the sector made a neg-ative contribution to GDP growth. Although growth early in the fourth quarter of 2006 was sluggish, consumer spending picked up in November and December. Warmer weather also boosted construction activity, which helped GDP advance in the fourth quarter.

DID FEDERAL RESERVE ACTION INFLUENCE INTEREST RATE MOVEMENTS?

At the end of 2005, the federal funds target rate was 4.25%. The Federal Open Market Committee met eight times during 2006 and raised the federal funds target rate by 25 basis points at each of the first four of these meetings, bringing the target rate to 5.25% in June 2006. (A basis point is one-hundredth of a percentage point.) The monetary tightening trend, which began in 2004, was continued under the leadership of Dr. Ben Bernanke, who succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board in February 2006. Since June, the Federal Open Market Committee has left the federal funds target rate unchanged, citing, among other reasons, a need to observe the impact of prior rate increases on the economy.

HOW DID TREASURY YIELDS VARY OVER THE COURSE OF THE YEAR?

Robust economic growth in the first quarter and a string of higher-than-expected monthly inflation data helped Treasury yields across the maturity spectrum climb above 5% in the spring of 2006. The decel-eration in economic growth during the summer prompted a sharp decline in yields and raised investors' expectations of interest rate cuts. These expectations receded when strength was observed in consumer spending.

At year-end 2006, the yield on the three-month Treasury bill was 5.01%, or 93 basis points higher than it was a year earlier. Three-month LIBOR(1) was 5.36% at year-end 2006, up from 4.54% at the end of 2005.


1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate and government lending agreements.

An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although this Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     47

HOW DID THE PORTFOLIO INVEST DURING 2006?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies, such as Fannie Mae, Freddie Mac, the Federal Home Loan Bank (FHLB) and Tennessee Valley Authority (TVA). The Portfolio also held tier-1 securities issued by finance, insurance brokerage and industrial companies, as well as by banks and bank holding companies. Tier-1 securities are generally those money market instruments rated in the highest category by at least two nationally recognized statistical rating organizations.

HOW DID FEDERAL OPEN MARKET COMMITTEE ACTION AFFECT THE PORTFOLIO?

Portfolio returns were strengthened by the Federal Open Market Committee's decision to raise rates from 4.25% to 5.25%, as lower-yielding investments matured and were reinvested in higher-yielding securities.

WHAT WAS THE PORTFOLIO'S AVERAGE MATURITY AT YEAR-END?

As of December 31, 2006, the average maturity of the Portfolio was approximately 61 days.


* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 48   MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (100.7%)+
-----------------------------------------------------------------------------
ASSET-BACKED SECURITY (0.3%)
USAA Auto Owner Trust
 Series 2006-3, Class A1
 5.405%, due 8/15/07                                $  925,679   $    925,679
                                                                 ------------

COMMERCIAL PAPER (42.6%)
Abbey National North America LLC
 5.19%, due 4/20/07                                  3,000,000      2,952,857
 5.23%, due 2/5/07                                   3,500,000      3,482,203
 5.24%, due 3/7/07                                   2,650,000      2,624,928
Abbott Laboratories
 5.18%, due 1/9/07 (a)                               3,325,000      3,321,173
 5.19%, due 1/23/07 (a)                              2,300,000      2,292,705
ABN-AMRO N.A. Finance, Inc.
 5.16%, due 4/5/07                                   3,500,000      3,452,843
Allianz Finance Corp.
 5.22%, due 2/6/07 (a)                               3,500,000      3,481,730
American General Finance Corp.
 5.16%, due 5/10/07                                  3,600,000      3,533,436
Bankamerica Corp.
 5.25%, due 3/20/07                                  6,700,000      6,623,788
Barclays U.S. Funding Corp.
 5.235%, due 3/5/07                                  3,500,000      3,467,936
 5.25%, due 2/2/07                                   3,000,000      2,986,000
ChevronTexaco Funding Corp.
 5.19%, due 2/13/07                                  2,900,000      2,882,023
 5.22%, due 2/12/07                                  3,500,000      3,478,685
Dexia Delaware LLC
 5.24%, due 1/18/07                                  3,500,000      3,491,339
 5.24%, due 3/13/07                                  3,500,000      3,463,829
HBOS Treasury Services PLC
 5.24%, due 3/6/07                                   3,500,000      3,467,395
 5.25%, due 3/21/07                                  1,360,000      1,344,332
ING U.S. Funding LLC
 5.19%, due 4/5/07                                   3,500,000      3,452,569
 5.205%, due 3/19/07                                 3,500,000      3,461,035
 5.21%, due 4/19/07                                  1,000,000        984,370
KfW International Finance, Inc.
 5.17%, due 3/13/07 (a)                              3,500,000      3,464,313
Lloyds Bank PLC
 5.24%, due 1/29/07                                  3,500,000      3,485,735
MetLife Funding, Inc.
 5.21%, due 2/14/07                                  3,500,000      3,477,713
 5.23%, due 1/16/07                                  3,500,000      3,492,373
National Australia Funding Delaware, Inc.
 5.24%, due 3/19/07 (a)                              3,400,000      3,361,894
 5.25%, due 3/19/07 (a)                              3,600,000      3,559,575


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Nationwide Building Society
 5.245%, due 3/6/07 (a)                             $3,500,000   $  3,467,364
 5.27%, due 1/8/07 (a)                               2,250,000      2,247,695
Nestle Capital Corp.
 5.19%, due 2/28/07 (a)                              2,000,000      1,983,277
 5.21%, due 1/9/07 (a)                               3,500,000      3,495,948
Private Export Funding Corp.
 5.22%, due 1/25/07 (a)                              2,600,000      2,590,952
 5.22%, due 2/8/07 (a)                               1,300,000      1,292,837
 5.26%, due 2/15/07 (a)                              3,000,000      2,980,275
Prudential Funding LLC
 5.20%, due 3/12/07                                  2,275,000      2,251,997
 5.22%, due 3/22/07                                  3,900,000      3,854,760
Ranger Funding Co. LLC
 5.25%, due 1/5/07 (a)                               2,350,000      2,348,629
Royal Bank of Canada
 5.245%, due 2/1/07                                  3,500,000      3,484,192
 5.245%, due 2/2/07                                  3,500,000      3,483,682
Societe Generale North America, Inc.
 5.05%, due 4/20/07                                  3,500,000      3,445,190
 5.22%, due 3/1/07                                   2,750,000      2,726,474
 5.24%, due 3/1/07                                   3,000,000      2,974,237
Svenska Handelsbanken AB
 5.23%, due 3/8/07                                   3,500,000      3,466,441
 5.245%, due 2/14/07                                 3,500,000      3,477,563
Toyota Motor Credit Corp.
 5.17%, due 4/24/07                                  3,600,000      3,541,579
 5.20%, due 3/5/07                                   2,700,000      2,675,430
UBS Finance Delaware LLC
 5.145%, due 3/26/07                                 3,050,000      3,013,385
 5.22%, due 1/8/07                                   4,820,000      4,815,108
 5.22%, due 3/8/07                                   1,300,000      1,287,559
                                                                 ------------
                                                                  149,991,353
                                                                 ------------
CORPORATE BONDS (9.7%)
BP Capital Markets PLC
 2.625%, due 3/15/07                                 2,700,000      2,686,228
Harvard University
 8.125%, due 4/15/07                                 6,235,000      6,282,104
HBOS Treasury Services PLC
 3.625%, due 7/23/07 (a)                             3,500,000      3,467,341
International Business Machines Corp.
 6.45%, due 8/1/07                                   1,900,000      1,911,555
Morgan Stanley
 5.50%, due 11/9/07 (b)                              3,500,000      3,504,520
 5.512%, due 1/12/07 (b)                             3,000,000      3,000,113
Pfizer, Inc.
 2.50%, due 3/15/07                                  3,675,000      3,655,057
Wachovia Bank N.A.
 5.327%, due 3/30/07 (b)                             3,000,000      2,999,807

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   49


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Wells Fargo & Co.
 5.423%, due 9/28/07 (b)                            $3,500,000   $  3,502,829
 5.426%, due 3/23/07 (b)                             3,000,000      3,000,725
                                                                 ------------
                                                                   34,010,279
                                                                 ------------
FEDERAL AGENCIES (38.5%)
International Bank for Reconstruction &
 Development (Discount Notes)
 5.155%, due 1/2/07                                  3,100,000      3,099,556
Federal Home Loan Bank
 5.08%, due 2/22/07                                  5,600,000      5,599,910
Federal Home Loan Mortgage Corporation
 5.235%, due 6/19/07 (b)                             4,300,000      4,300,000
 5.35%, due 11/21/07                                 3,500,000      3,500,000
Federal Home Loan Bank
 (Discount Note)
 5.12%, due 1/24/07                                  3,500,000      3,488,551
Federal Home Loan Mortgage Corporation
 (Discount Notes)
 5.06%, due 1/30/07                                  3,725,000      3,709,816
 5.06%, due 2/6/07                                   4,900,000      4,875,206
 5.07%, due 3/27/07                                  1,725,000      1,704,350
 5.07%, due 4/10/07                                  1,200,000      1,183,269
 5.08%, due 3/20/07                                  3,700,000      3,659,275
 5.081%, due 1/31/07                                   525,000        522,777
 5.09%, due 2/20/07                                  2,675,000      2,656,089
 5.10%, due 4/3/07                                   2,300,000      2,270,023
 5.10%, due 5/22/07                                  1,950,000      1,911,049
 5.11%, due 4/13/07                                  3,500,000      3,449,326
 5.115%, due 2/16/07                                 3,400,000      3,377,778
 5.12%, due 1/31/07                                  2,200,000      2,190,613
 5.12%, due 3/9/07                                   3,000,000      2,971,414
 5.13%, due 1/26/07                                  2,900,000      2,889,669
 5.135%, due 1/23/07                                 3,900,000      3,887,761
 5.137%, due 1/26/07                                 3,000,000      2,989,298
 5.14%, due 1/25/07                                  3,500,000      3,488,007
Federal National Mortgage Association
 (Discount Notes)
 5.049%, due 2/9/07                                  3,000,000      2,983,589
 5.05%, due 3/7/07                                   5,500,000      5,449,851
 5.08%, due 2/21/07                                  3,000,000      2,978,410
 5.08%, due 2/28/07                                  4,400,000      4,363,989


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
 (Discount Notes) (continued)
 5.08%, due 4/18/07                                 $3,000,000   $  2,954,703
 5.08%, due 5/9/07                                   1,200,000      1,178,325
 5.09%, due 2/23/07                                  4,175,000      4,143,714
 5.09%, due 4/11/07                                  3,000,000      2,957,583
 5.09%, due 5/2/07                                   3,500,000      3,440,122
 5.09%, due 5/9/07                                   1,825,000      1,791,971
 5.10%, due 3/14/07                                    975,000        965,055
 5.10%, due 4/25/07                                  2,000,000      1,967,700
 5.11%, due 2/14/07                                  3,700,000      3,676,891
 5.11%, due 3/21/07                                  1,425,000      1,409,021
 5.12%, due 1/11/07                                  3,500,000      3,495,022
 5.12%, due 1/22/07                                  3,000,000      2,991,040
 5.13%, due 1/8/07                                   4,700,000      4,695,312
 5.13%, due 1/17/07                                  3,500,000      3,492,020
 5.13%, due 1/19/07                                  1,550,000      1,531,226
 5.14%, due 1/10/07                                  4,775,000      4,768,864
 5.14%, due 3/21/07                                  2,400,000      2,372,929
 5.15%, due 2/7/07                                   4,200,000      4,177,769
                                                                 ------------
                                                                  135,508,843
                                                                 ------------
MEDIUM-TERM NOTES (9.6%)
American General Finance Corp.
 Series H
 4.50%, due 11/15/07                                 3,500,000      3,476,853
Bayerische Landesbank/NY
 5.396%, due 6/25/07 (b)                             3,300,000      3,300,718
General Electric Capital Corp.
 5.19%, due 4/4/07                                   3,200,000      3,157,096
 5.43%, due 1/3/08 (b)                               3,500,000      3,503,712
Goldman Sachs Group, Inc.
 Series B
 5.476%, due 5/11/07 (b)                             3,300,000      3,301,132
 5.497%, due 7/2/07 (b)                              3,500,000      3,502,991
International Business Machines Corp.
 5.363%, due 6/28/07 (b)                             3,500,000      3,500,775
Merrill Lynch & Co., Inc.
 Series C
 5.48%, due 4/26/07 (b)                              3,000,000      3,001,164
Wachovia Corp.
 Series E
 5.445%, due 11/8/07 (b)                             3,500,000      3,503,517

 50 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIUM-TERM NOTES (CONTINUED)
Wal-Mart Stores, Inc.
 5.26%, due 3/28/07 (b)                             $3,500,000   $  3,499,564
                                                                 ------------
                                                                   33,747,522
                                                                 ------------
Total Short-Term Investments
 (Amortized Cost $354,183,676) (c)                       100.7%   354,183,676
Liabilities in Excess of
 Cash and Other Assets                                    (0.7)    (2,431,008)
                                                    ----------   ------------
Net Assets                                               100.0%  $351,752,668
                                                    ==========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Automobile                                          $    925,679          0.3%
Banks                                                 86,313,903         24.6
Commercial Services                                    6,283,476          1.8
Computers                                              5,412,490          1.5
Diversified Financial Services                         6,660,838          1.9
Finance--Auto Loans                                    6,217,009          1.8
Finance--Consumer Loans                                7,010,074          2.0
Finance--Investment Banker/Broker                     24,209,241          6.8
Finance--Mortgage Loan/Banker                          5,715,059          1.6
Finance--Other Services                               10,316,907          2.9
Federal Agencies                                     132,409,289         37.7
Insurance                                              3,481,730          1.0
Multi-National                                         3,099,556          0.9
Oil & Gas                                              9,046,960          2.6
Pharmaceuticals                                        9,268,116          2.6
Retail Trade                                           3,499,548          1.0
Special Purpose Entity                                34,313,801          9.7
                                                    ------------   ----------
                                                     354,183,676        100.7
Liabilities in Excess of
 Cash and Other Assets                                (2,431,008)        (0.7)
                                                    ------------   ----------
Net Assets                                          $351,752,668        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   51

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (amortized cost $354,183,676)                 $354,183,676
Cash                                                  30,855
Receivables:
  Fund shares sold                                   853,783
  Interest                                           728,333
Other assets                                             829
                                                -------------
    Total assets                                 355,797,476
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             3,728,300
  Adviser (See Note 3)                                73,654
  Shareholder communication                           67,245
  Administrator (See Note 3)                          58,923
  Professional fees                                   44,693
  Custodian                                            1,176
  Directors                                              518
Accrued expenses                                       3,131
Dividend payable                                      67,168
                                                -------------
    Total liabilities                              4,044,808
                                                -------------
Net assets                                      $351,752,668
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,517,627
Additional paid-in capital                       348,239,713
Accumulated undistributed net investment
  income                                                 237
Accumulated net realized loss on investments          (4,909)
                                                -------------
Net assets applicable to outstanding shares     $351,752,668
                                                =============
Shares of capital stock outstanding              351,762,668
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============

 52 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $17,121,338
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              852,744
  Administration (See Note 3)                        682,195
  Shareholder communication                           93,574
  Professional fees                                   92,964
  Directors                                           18,764
  Custodian                                           12,931
  Miscellaneous                                       15,645
                                                 ------------
    Total expenses                                 1,768,817
                                                 ------------
Net investment income                             15,352,521
                                                 ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (4,909)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $15,347,612
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   53

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                         2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  15,352,521   $   8,844,731
 Net realized gain (loss) on
  investments                          (4,909)          6,379
                                -----------------------------
 Net increase in net assets
  resulting from operations        15,347,612       8,851,110
                                -----------------------------

Dividends to shareholders:
 From net investment income       (15,357,386)     (8,844,731)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          438,354,578     258,807,221
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        15,357,386       8,844,731
                                -----------------------------
                                  453,711,964     267,651,952
 Cost of shares redeemed         (408,850,006)   (269,417,403)
                                -----------------------------
   Increase (decrease) in net
    assets derived from
    capital share transactions     44,861,958      (1,765,451)
                                -----------------------------
   Net increase (decrease) in
    net assets                     44,852,184      (1,759,072)

NET ASSETS:
Beginning of year                 306,900,484     308,659,556
                                -----------------------------
End of year                     $ 351,752,668   $ 306,900,484
                                =============================
Accumulated undistributed net
 investment income at end of
 year                           $         237   $          --
                                =============================

 54 MainStay VP Cash Management Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of year        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------      --------      --------
Net investment income                           0.04          0.03          0.01          0.01          0.01
Net realized and unrealized gain (loss) on
  investments                                  (0.00)(a)      0.00(a)       0.00(a)       0.00(a)       0.00(a)
                                            --------      --------      --------      --------      --------
Total from investment operations                0.04          0.03          0.01          0.01          0.01
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
  From net realized gain on investments           --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
                                            --------      --------      --------      --------      --------
Net asset value at end of year              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========      ========      ========      ========      ========
Total investment return                         4.57%         2.96%(b)      0.85%         0.67%         1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.50%         2.91%         0.83%         0.67%         1.33%
  Net expenses                                  0.52%         0.30%         0.55%         0.55%         0.55%
  Expenses (before waiver/reimbursement)        0.52%         0.50%         0.55%         0.55%         0.55%
Net assets at end of year (in 000's)        $351,753      $306,900      $308,660      $359,974      $518,348

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.76% for the year ended December 31, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   55

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 16.47%    5.89%      8.33%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
12/31/96                                                  10000                       10000                       10000
                                                          12675                       13285                       13336
                                                          16045                       16875                       17148
                                                          20853                       20404                       20756
                                                          20157                       18815                       18866
                                                          16713                       16473                       16624
                                                          12659                       12906                       12950
                                                          15998                       16763                       16664
                                                          17741                       18675                       18478
                                                          19108                       19845                       19385
12/31/06                                                  22254                       22914                       22447

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 16.18%    5.62%      8.06%

                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
12/31/96                                                  10000                       10000                       10000
                                                          12646                       13285                       13336
                                                          15972                       16875                       17148
                                                          20709                       20404                       20756
                                                          19971                       18815                       18866
                                                          16517                       16473                       16624
                                                          12480                       12906                       12950
                                                          15733                       16763                       16664
                                                          17404                       18675                       18478
                                                          18690                       19845                       19385
12/31/06                                                  21714                       22914                       22447

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS
------------------------------------------------------------------------------

Russell 1000(R) Index*                                   15.46%  6.82%   8.64%
S&P 500(R) Index*                                        15.79   6.19    8.42

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.85% and 8.31% for the Initial Class and 5.59% and 8.05% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 56   MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,131.10            $2.79            $1,022.40             $2.65
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,129.85            $4.13            $1,021.15             $3.92
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                    www.mainstayfunds.com     57

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.8
Short-Term Investments (collateral from securities lending                         7.0
  is 7.0%)*
Investment Company                                                                 0.9
Liabilities in Excess of Cash and Other Assets                                    (6.7)

* Includes 0.9% of Short-Term Investment Company Securities.

See Portfolio of Investments on page 60 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  BellSouth Corp.
 4.  Microsoft Corp.
 5.  General Electric Co.
 6.  Pfizer, Inc
 7.  Cisco Systems, Inc.
 8.  Chevron Corp.
 9.  International Business Machines Corp.
10.  Procter & Gamble Co. (The)

 58   MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Common Stock Portfolio returned 16.47% for Initial Class shares and 16.18% for Service Class shares. Both share classes outperformed the 13.31% return of the average Lipper* Variable Products Large-Cap Core Portfolio for the same period. Both share classes also outperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

The Portfolio's relative performance resulted primarily from stock selection across several sectors, including information technology, telecommunication services, materials and industrials.

IN 2006, WHICH OF THE PORTFOLIO'S SECTORS WERE PARTICULARLY STRONG AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

The Portfolio sector with the strongest absolute performance was telecommunication services. Materials was the second-strongest sector, followed by energy. Materials and energy holdings benefited from commodity prices, which were generally higher. The Portfolio sectors with the weakest absolute performance were health care, information technology and financials.

IN 2006, WHICH STOCKS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH STOCKS WERE THE WEAKEST?

ExxonMobil, BellSouth and Cisco Systems provided the strongest positive contributions to absolute performance. The Portfolio's weakest holdings on an absolute basis included Intel, Dell and Amgen.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

During 2006, the Portfolio purchased Mattel and Avaya. The Portfolio sold Textron and Peabody Energy. Because of the large number of Portfolio holdings, no single security is likely to have a significant impact on Portfolio results.

DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE SIGNIFICANTLY DURING 2006?

During the year, the Portfolio's weightings relative to the S&P 500(R) Index* increased substantially in the consumer discretionary and financials sectors. The Portfolio's weightings decreased in the utilities and industrials sectors.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE BENCHMARK AT THE END OF THE
YEAR?

As of December 31, 2006, the Portfolio was moderately overweight in the financials and consumer discretionary sectors, which helped performance. The Portfolio was moderately underweight in the industrials sector, which hurt performance.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     59

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES            VALUE
COMMON STOCKS (98.8%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)                                       139,009   $   12,349,560
Lockheed Martin Corp.                                   86,937        8,004,290
Northrop Grumman Corp.                                  21,092        1,427,928
Raytheon Co.                                           109,601        5,786,933
                                                                 --------------
                                                                     27,568,711
                                                                 --------------
AIR FREIGHT & LOGISTICS (0.0%)++
United Parcel Service, Inc. Class B                        634           47,537
                                                                 --------------

AIRLINES (0.1%)
Southwest Airlines Co.                                  48,573          744,138
                                                                 --------------

AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                      17,262          314,686
BorgWarner, Inc.                                         6,960          410,779
Goodyear Tire & Rubber Co. (The) (a)(b)                 11,016          231,226
Lear Corp. (b)                                          12,361          365,020
Modine Manufacturing Co.                                 4,098          102,573
                                                                 --------------
                                                                      1,424,284
                                                                 --------------
AUTOMOBILES (1.1%)
Ford Motor Co. (b)                                     460,425        3,457,792
General Motors Corp. (b)                                91,836        2,821,202
Harley-Davidson, Inc. (b)                               64,000        4,510,080
Thor Industries, Inc. (b)                                2,173           95,590
                                                                 --------------
                                                                     10,884,664
                                                                 --------------
BEVERAGES (0.5%)
Coca-Cola Co. (The)                                     24,442        1,179,326
Coca-Cola Enterprises, Inc.                             17,120          349,590
Molson Coors Brewing Co. Class B                        11,184          854,905
Pepsi Bottling Group, Inc. (The)                        28,698          887,055
PepsiAmericas, Inc.                                      6,664          139,811
PepsiCo, Inc.                                           29,720        1,858,986
                                                                 --------------
                                                                      5,269,673
                                                                 --------------
BIOTECHNOLOGY (0.0%)++
Amgen, Inc. (a)                                          4,673          319,213
                                                                 --------------

BUILDING PRODUCTS (0.3%)
Masco Corp. (b)                                         97,235        2,904,409
                                                                 --------------

CAPITAL MARKETS (4.2%)
A.G. Edwards, Inc.                                      16,156        1,022,513
Ameriprise Financial, Inc.                              59,573        3,246,729
Bank of New York Co., Inc. (The)                       213,713        8,413,881
Charles Schwab Corp. (The)                             252,624        4,885,748
Federated Investors, Inc. Class B                        5,403          182,513
Franklin Resources, Inc.                                29,984        3,303,337
Goldman Sachs Group, Inc. (The)                         25,355        5,054,519


                                                        SHARES            VALUE
CAPITAL MARKETS (CONTINUED)
Janus Capital Group, Inc.                               19,085   $      412,045
Jefferies Group, Inc.                                    6,207          166,472
Lehman Brothers Holdings, Inc.                           9,062          707,923
Merrill Lynch & Co., Inc.                               41,803        3,891,859
Morgan Stanley                                          63,649        5,182,938
Northern Trust Corp.                                    45,726        2,775,111
Nuveen Investments, Inc. Class A                         2,400          124,512
Raymond James Financial, Inc.                           19,341          586,226
SEI Investments Co.                                      9,581          570,644
T. Rowe Price Group, Inc. (b)                           39,795        1,741,827
Waddell & Reed Financial, Inc. Class A                  12,780          349,661
                                                                 --------------
                                                                     42,618,458
                                                                 --------------
CHEMICALS (0.8%)
Albemarle Corp.                                          9,635          691,793
Ashland, Inc.                                            7,431          514,077
Eastman Chemical Co.                                    11,714          694,757
FMC Corp.                                                4,798          367,287
Hercules, Inc. (a)                                      13,883          268,081
International Flavors & Fragrances, Inc.                 5,696          280,015
Lyondell Chemical Co.                                   51,554        1,318,236
Monsanto Co.                                            48,943        2,570,976
PPG Industries, Inc.                                    10,209          655,520
Sensient Technologies Corp.                             11,301          278,005
Valspar Corp.                                            7,992          220,899
                                                                 --------------
                                                                      7,859,646
                                                                 --------------
COMMERCIAL BANKS (2.7%)
Associated Banc-Corp.                                   20,086          700,600
Bank of Hawaii Corp.                                     3,124          168,540
BB&T Corp.                                              31,122        1,367,189
City National Corp.                                      6,136          436,883
Comerica, Inc.                                          39,380        2,310,818
Commerce Bancorp, Inc. (b)                              16,837          593,841
Cullen/Frost Bankers, Inc.                               3,549          198,105
Fifth Third Bancorp (b)                                 70,822        2,898,744
First Horizon National Corp.                            15,056          629,040
FirstMerit Corp.                                         6,598          159,276
Huntington Bancshares, Inc.                             28,846          685,093
National City Corp. (b)                                110,433        4,037,430
PNC Financial Services Group, Inc.                      30,711        2,273,842
Regions Financial Corp.                                 88,312        3,302,869
SVB Financial Group (a)                                  4,213          196,410
Synovus Financial Corp.                                 19,284          594,526
TCF Financial Corp.                                     11,633          318,977
Wachovia Corp.                                          30,163        1,717,783
Wells Fargo & Co.                                      133,027        4,730,440

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 60 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Westamerica Bancorp                                      3,803   $      192,546
                                                                 --------------
                                                                     27,512,952
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Banta Corp.                                                752           27,373
ChoicePoint, Inc. (a)                                    3,355          132,120
Deluxe Corp.                                            12,640          318,528
Dun & Bradstreet Corp. (The) (a)                        10,887          901,335
Equifax, Inc.                                            5,141          208,725
Korn/Ferry International (a)(b)                         10,643          244,363
Manpower, Inc.                                             814           60,993
R.R. Donnelley & Sons Co.                               19,888          706,820
Waste Management, Inc.                                  44,663        1,642,259
                                                                 --------------
                                                                      4,242,516
                                                                 --------------
COMMUNICATIONS EQUIPMENT (3.2%)
Avaya, Inc. (a)                                        111,540        1,559,329
V  Cisco Systems, Inc. (a)                             734,043       20,061,395
Dycom Industries, Inc. (a)                               9,105          192,298
Motorola, Inc.                                         474,847        9,762,854
Polycom, Inc. (a)                                       21,549          666,080
UTStarcom, Inc. (a)(b)                                  25,971          227,246
                                                                 --------------
                                                                     32,469,202
                                                                 --------------
COMPUTERS & PERIPHERALS (4.7%)
Dell, Inc. (a)                                         443,300       11,122,397
Hewlett-Packard Co.                                    381,103       15,697,633
Imation Corp.                                            1,399           64,956
V  International Business Machines Corp.               190,682       18,524,756
Lexmark International, Inc. Class A (a)                 24,474        1,791,497
McDATA Corp. Class A (a)                                28,963          160,745
Palm, Inc. (a)(b)                                        9,131          128,656
Western Digital Corp. (a)                                8,104          165,808
                                                                 --------------
                                                                     47,656,448
                                                                 --------------
CONSTRUCTION & ENGINEERING (0.1%)
Granite Construction, Inc.                               8,306          417,958
Quanta Services, Inc. (a)(b)                            22,794          448,358
                                                                 --------------
                                                                        866,316
                                                                 --------------
CONSUMER FINANCE (1.0%)
American Express Co.                                    46,178        2,801,619
AmeriCredit Corp. (a)                                   30,003          755,176
Capital One Financial Corp.                             81,464        6,258,064
                                                                 --------------
                                                                      9,814,859
                                                                 --------------
CONTAINERS & PACKAGING (0.2%)
Pactiv Corp. (a)                                        33,597        1,199,077
Sonoco Products Co.                                     18,130          690,028
                                                                 --------------
                                                                      1,889,105
                                                                 --------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A (a)(b)                       34,004        1,325,136


                                                        SHARES            VALUE
DIVERSIFIED CONSUMER SERVICES (CONTINUED)
Career Education Corp. (a)                              23,194   $      574,747
Corinthian Colleges, Inc. (a)                           20,976          285,903
DeVry, Inc.                                              9,604          268,912
ITT Educational Services, Inc. (a)                       7,425          492,797
Regis Corp.                                             10,936          432,409
Sotheby's Holdings, Inc. Class A                         1,704           52,858
                                                                 --------------
                                                                      3,432,762
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
Bank of America Corp.                                  238,150       12,714,829
CBOT Holdings, Inc. Class A (a)(b)                      10,869        1,646,327
V  Citigroup, Inc.                                     514,252       28,643,836
JPMorgan Chase & Co. (b)                               243,327       11,752,694
                                                                 --------------
                                                                     54,757,686
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
V  BellSouth Corp.                                     570,931       26,896,559
CenturyTel, Inc.                                        28,433        1,241,385
Cincinnati Bell, Inc. (a)                               22,580          103,191
Citizens Communications Co.                             78,322        1,125,487
Embarq Corp.                                            36,417        1,914,078
Qwest Communications
 International, Inc. (a)(b)                            338,111        2,829,989
Verizon Communications, Inc.                           389,881       14,519,168
Windstream Corp.                                        42,710          607,336
                                                                 --------------
                                                                     49,237,193
                                                                 --------------
ELECTRIC UTILITIES (1.1%)
Allegheny Energy, Inc. (a)                              19,930          914,986
Duke Energy Corp.                                       56,424        1,873,841
Edison International                                    40,126        1,824,930
Entergy Corp.                                           50,916        4,700,565
Great Plains Energy, Inc. (b)                           19,578          622,580
IDACORP, Inc.                                            5,246          202,758
Pepco Holdings, Inc.                                    23,140          601,871
Progress Energy, Inc.                                   18,370          901,600
                                                                 --------------
                                                                     11,643,131
                                                                 --------------
ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion Corp.                          6,741          206,207
Cooper Industries, Ltd. Class A                         14,509        1,312,049
Thomas & Betts Corp. (a)                                11,098          524,713
                                                                 --------------
                                                                      2,042,969
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Plexus Corp. (a)                                         2,825           67,461
Symbol Technologies, Inc.                               15,697          234,513
Tech Data Corp. (a)                                     13,423          508,329
Tektronix, Inc.                                          3,204           93,461
Vishay Intertechnology, Inc. (a)                         5,598           75,797
                                                                 --------------
                                                                        979,561
                                                                 --------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Halliburton Co.                                        251,417        7,806,498

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   61


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Patterson-UTI Energy, Inc. (b)                          10,080   $      234,158
Tidewater, Inc.                                         14,305          691,790
                                                                 --------------
                                                                      8,732,446
                                                                 --------------
FOOD & STAPLES RETAILING (0.6%)
Kroger Co. (The)                                        21,890          505,002
Safeway, Inc.                                           63,143        2,182,222
SUPERVALU, Inc.                                         13,051          466,573
Wal-Mart Stores, Inc.                                   61,824        2,855,032
                                                                 --------------
                                                                      6,008,829
                                                                 --------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                              79,090        2,527,716
Campbell Soup Co.                                       47,715        1,855,636
ConAgra Foods, Inc.                                    125,001        3,375,027
General Mills, Inc.                                     86,022        4,954,867
H.J. Heinz Co.                                          60,493        2,722,790
J.M. Smucker Co. (The)                                  14,031          680,083
McCormick & Co., Inc.                                    8,177          315,305
Sara Lee Corp.                                          46,143          785,815
                                                                 --------------
                                                                     17,217,239
                                                                 --------------
GAS UTILITIES (0.2%)
Equitable Resources, Inc.                               14,865          620,614
National Fuel Gas Co.                                   10,280          396,191
Nicor, Inc. (b)                                         10,861          508,295
ONEOK, Inc.                                             13,535          583,629
Peoples Energy Corp.                                     3,227          143,827
                                                                 --------------
                                                                      2,252,556
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Advanced Medical Optics, Inc. (a)(b)                     5,494          193,389
Biomet, Inc.                                             2,420           99,873
DENTSPLY International, Inc.                             3,318           99,042
Edwards Lifesciences Corp. (a)                          10,676          502,199
Zimmer Holdings, Inc. (a)                                7,583          594,356
                                                                 --------------
                                                                      1,488,859
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (5.1%)
Aetna, Inc.                                            133,175        5,750,497
AmerisourceBergen Corp.                                 49,438        2,222,732
Apria Healthcare Group, Inc. (a)                        10,357          276,014
Cardinal Health, Inc.                                   99,725        6,425,282
Caremark Rx, Inc.                                       28,167        1,608,617
CIGNA Corp.                                              9,488        1,248,336
Coventry Health Care, Inc. (a)                          38,899        1,946,895
Humana, Inc. (a)                                        40,409        2,235,022
Laboratory Corp. of America Holdings (a)(b)             28,718        2,109,911
Lincare Holdings, Inc. (a)                              12,150          484,056
Manor Care, Inc. (b)                                     8,943          419,606
McKesson Corp.                                          73,083        3,705,308


                                                        SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Quest Diagnostics, Inc.                                 24,918   $    1,320,654
UnitedHealth Group, Inc.                               235,849       12,672,167
WellPoint, Inc. (a)                                    122,358        9,628,351
                                                                 --------------
                                                                     52,053,448
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Bob Evans Farms, Inc.                                    8,138          278,482
Brinker International, Inc.                             30,440          918,070
CBRL Group, Inc.                                         1,291           57,785
Darden Restaurants, Inc.                                32,910        1,321,995
Harrah's Entertainment, Inc.                             7,230          598,066
McDonald's Corp.                                       106,414        4,717,333
Wendy's International, Inc.                              8,826          292,052
                                                                 --------------
                                                                      8,183,783
                                                                 --------------
HOUSEHOLD DURABLES (0.6%)
American Greetings Corp. Class A                        14,184          338,572
Black & Decker Corp.                                    17,727        1,417,628
Blyth, Inc.                                              6,317          131,078
Furniture Brands International, Inc. (b)                 2,987           48,479
Lennar Corp. Class A                                    25,294        1,326,923
Mohawk Industries, Inc. (a)(b)                           6,582          492,729
Newell Rubbermaid, Inc.                                 16,699          483,436
Snap-on, Inc.                                           14,254          679,061
Stanley Works (The)                                      7,501          377,225
Tupperware Brands Corp.                                 14,632          330,830
                                                                 --------------
                                                                      5,625,961
                                                                 --------------
HOUSEHOLD PRODUCTS (1.9%)
Energizer Holdings, Inc. (a)                            12,245          869,273
V  Procter & Gamble Co. (The)                          280,470       18,025,807
                                                                 --------------
                                                                     18,895,080
                                                                 --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
AES Corp. (The) (a)                                    161,781        3,565,653
TXU Corp.                                              112,777        6,113,641
                                                                 --------------
                                                                      9,679,294
                                                                 --------------
INDUSTRIAL CONGLOMERATES (3.5%)
V  General Electric Co.                                635,350       23,641,374
Teleflex, Inc.                                           9,749          629,395
Tyco International, Ltd.                               377,215       11,467,336
                                                                 --------------
                                                                     35,738,105
                                                                 --------------
INSURANCE (8.1%)
ACE, Ltd.                                               79,559        4,818,889
AFLAC, Inc.                                            121,331        5,581,226
Allstate Corp. (The)                                   150,388        9,791,763
Ambac Financial Group, Inc.                             10,867          967,924
American Financial Group, Inc.                          16,998          610,398
American International Group, Inc.                     112,459        8,058,812
Aon Corp. (b)                                           76,730        2,711,638
Brown & Brown, Inc.                                     10,502          296,261
Chubb Corp. (The)                                      100,444        5,314,492

 62 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Everest Re Group, Ltd.                                   1,941   $      190,432
First American Corp.                                    23,649          962,041
Genworth Financial, Inc. Class A                       110,947        3,795,497
Hartford Financial Services
 Group, Inc. (The)                                      73,667        6,873,868
HCC Insurance Holdings, Inc.                            27,243          874,228
Horace Mann Educators Corp.                             10,410          210,282
Lincoln National Corp.                                   8,537          566,857
Loews Corp.                                            110,652        4,588,738
Mercury General Corp.                                    8,697          458,593
MetLife, Inc. (b)                                      169,034        9,974,696
Old Republic International Corp.                        56,217        1,308,732
Principal Financial Group, Inc.                         65,892        3,867,860
Progressive Corp. (The)                                  4,029           97,582
Protective Life Corp.                                   17,080          811,300
SAFECO Corp.                                            27,497        1,719,937
StanCorp Financial Group, Inc.                          13,300          599,165
Torchmark Corp.                                         12,164          775,577
UnumProvident Corp.                                     83,752        1,740,367
W.R. Berkley Corp.                                      41,158        1,420,363
XL Capital, Ltd. Class A (b)                            44,117        3,177,306
                                                                 --------------
                                                                     82,164,824
                                                                 --------------
INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp (a)(b)                              13,845          514,480
                                                                 --------------
INTERNET SOFTWARE & SERVICES (0.3%)
Google, Inc. Class A (a)                                 2,988        1,375,914
VeriSign, Inc. (a)                                      59,873        1,439,946
                                                                 --------------
                                                                      2,815,860
                                                                 --------------
IT SERVICES (2.0%)
Acxiom Corp.                                            16,571          425,046
Automatic Data Processing, Inc.                        111,110        5,472,168
BISYS Group, Inc. (The) (a)                             25,741          332,316
Computer Sciences Corp. (a)                             41,960        2,239,405
Convergys Corp. (a)                                     33,953          807,402
CSG Systems International, Inc. (a)                     11,697          312,661
Electronic Data Systems Corp.                          126,607        3,488,023
Fidelity National Information Services, Inc.            23,669          948,890
First Data Corp.                                       186,096        4,749,170
Fiserv, Inc. (a)                                        12,451          652,681
MoneyGram International, Inc.                           12,806          401,596
Sabre Holdings Corp. Class A                            22,079          704,099
SRA International, Inc. Class A (a)                      5,036          134,663
                                                                 --------------
                                                                     20,668,120
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick Corp.                                         20,859          665,402
Eastman Kodak Co. (b)                                   70,249        1,812,424
Hasbro, Inc.                                            39,888        1,086,948


                                                        SHARES            VALUE
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
Mattel, Inc.                                            92,597   $    2,098,248
                                                                 --------------
                                                                      5,663,022
                                                                 --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                  27,543        1,010,553
Thermo Fisher Scientific, Inc. (a)                      44,544        2,017,398
Waters Corp. (a)                                         9,454          462,962
                                                                 --------------
                                                                      3,490,913
                                                                 --------------
MACHINERY (1.0%)
AGCO Corp. (a)                                          22,233          687,889
Cummins, Inc. (b)                                       12,862        1,520,031
Dover Corp.                                              6,228          305,297
Eaton Corp.                                             31,969        2,402,151
Illinois Tool Works, Inc.                                9,212          425,502
ITT Corp.                                               17,101          971,679
Nordson Corp.                                            2,083          103,796
Oshkosh Truck Corp.                                      8,964          434,037
PACCAR, Inc. (b)                                        37,757        2,450,429
Parker-Hannifin Corp. (b)                                7,440          571,987
Terex Corp. (a)                                          3,134          202,394
                                                                 --------------
                                                                     10,075,192
                                                                 --------------
MEDIA (3.7%)
Belo Corp. Class A                                      21,489          394,968
CBS Corp. Class B                                      190,881        5,951,670
Clear Channel Communications, Inc.                      35,352        1,256,410
Comcast Corp. Class A (a)                              202,631        8,577,370
DIRECTV Group, Inc. (The) (a)                           47,782        1,191,683
Entercom Communications Corp.                            6,760          190,497
Gannett Co., Inc.                                        7,192          434,828
Harte-Hanks, Inc.                                        9,306          257,869
John Wiley & Sons, Inc. Class A                          4,071          156,611
Lee Enterprises, Inc.                                    5,622          174,619
McGraw-Hill Cos., Inc. (The)                            86,128        5,858,427
Meredith Corp.                                           3,537          199,310
Omnicom Group, Inc.                                     41,993        4,389,948
Scholastic Corp. (a)                                     5,415          194,074
Time Warner, Inc.                                        3,383           73,682
Univision Communications, Inc. Class A (a)(b)           19,772          700,324
Valassis Communications, Inc. (a)                        7,351          106,590
Walt Disney Co. (The)                                  221,503        7,590,908
                                                                 --------------
                                                                     37,699,788
                                                                 --------------
METALS & MINING (1.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B (b)        48,044        2,677,492
Nucor Corp.                                             75,340        4,118,084
Phelps Dodge Corp.                                      37,399        4,477,408
Steel Dynamics, Inc.                                    19,375          628,719
United States Steel Corp.                               29,975        2,192,372

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   63


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Worthington Industries, Inc.                             6,709   $      118,883
                                                                 --------------
                                                                     14,212,958
                                                                 --------------
MULTILINE RETAIL (2.3%)
Big Lots, Inc. (a)(b)                                   26,714          612,285
Dillard's, Inc. Class A (b)                              9,210          322,074
Dollar Tree Stores, Inc. (a)(b)                         25,024          753,222
Federated Department Stores, Inc.                      132,367        5,047,154
J.C. Penney Co., Inc. (b)                               54,856        4,243,660
Kohl's Corp. (a)                                        80,035        5,476,795
Nordstrom, Inc.                                         55,875        2,756,873
Saks, Inc.                                              16,929          301,675
Sears Holdings Corp. (a)(b)                             20,712        3,478,166
                                                                 --------------
                                                                     22,991,904
                                                                 --------------
MULTI-UTILITIES (0.2%)
Alliant Energy Corp.                                     7,290          275,343
KeySpan Corp.                                           13,835          569,725
OGE Energy Corp.                                        22,253          890,120
                                                                 --------------
                                                                      1,735,188
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS (9.6%)
Anadarko Petroleum Corp.                                69,658        3,031,516
V  Chevron Corp.                                       266,887       19,624,201
ConocoPhillips                                          29,874        2,149,434
V  ExxonMobil Corp.                                    557,033       42,685,439
Kinder Morgan, Inc.                                      8,462          894,857
Marathon Oil Corp.                                      87,530        8,096,525
Noble Energy, Inc.                                      43,060        2,112,954
Occidental Petroleum Corp.                             166,826        8,146,114
Overseas Shipholding Group, Inc.                         7,207          405,754
Pioneer Natural Resources Co.                           15,134          600,668
Plains Exploration & Production Co. (a)(b)              18,769          892,091
Sunoco, Inc.                                            27,422        1,710,036
Valero Energy Corp.                                    149,634        7,655,275
                                                                 --------------
                                                                     98,004,864
                                                                 --------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp.                                 25,629          551,792
                                                                 --------------
PERSONAL PRODUCTS (0.5%)
Avon Products, Inc.                                    108,874        3,597,197
Estee Lauder Cos., Inc. (The) Class A (b)               31,535        1,287,259
                                                                 --------------
                                                                      4,884,456
                                                                 --------------
PHARMACEUTICALS (5.0%)
Barr Pharmaceuticals, Inc. (a)                           9,846          493,482
Forest Laboratories, Inc. (a)                           67,978        3,439,687
Johnson & Johnson                                      134,375        8,871,438
King Pharmaceuticals, Inc. (a)                          59,512          947,431
Merck & Co., Inc.                                      316,941       13,818,628
Mylan Laboratories, Inc. (b)                            51,583        1,029,597


                                                        SHARES            VALUE
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc.                                        811,862   $   21,027,226
Watson Pharmaceuticals, Inc. (a)                        24,929          648,902
                                                                 --------------
                                                                     50,276,391
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Apartment Investment & Management Co. Class A           23,800        1,333,276
Equity Office Properties Trust                          64,333        3,098,921
Highwoods Properties, Inc.                               3,352          136,628
Hospitality Properties Trust                             2,285          108,606
New Plan Excel Realty Trust (b)                         12,684          348,556
Plum Creek Timber Co., Inc.                              5,471          218,019
Potlatch Corp.                                           3,553          155,692
Rayonier, Inc.                                           4,714          193,510
                                                                 --------------
                                                                      5,593,208
                                                                 --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (a)                 5,632          186,982
                                                                 --------------
ROAD & RAIL (0.0%)++
Avis Budget Group, Inc.                                  6,268          135,953
Ryder System, Inc.                                       1,217           62,140
YRC Worldwide, Inc. (a)(b)                               7,065          266,562
                                                                 --------------
                                                                        464,655
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Agere Systems, Inc. (a)                                    401            7,687
Altera Corp. (a)                                        87,721        1,726,349
Analog Devices, Inc.                                    14,310          470,370
Applied Materials, Inc.                                346,660        6,395,877
Atmel Corp. (a)                                        104,641          633,078
Intel Corp.                                            192,098        3,889,985
Lam Research Corp. (a)(b)                               16,816          851,226
LSI Logic Corp. (a)                                     24,045          216,405
Micron Technology, Inc. (a)                            155,959        2,177,188
National Semiconductor Corp.                            73,914        1,677,848
Novellus Systems, Inc. (a)(b)                           26,390          908,344
Teradyne, Inc. (a)(b)                                   48,062          719,008
Xilinx, Inc.                                            46,998        1,119,022
                                                                 --------------
                                                                     20,792,387
                                                                 --------------
SOFTWARE (4.8%)
BMC Software, Inc. (a)                                  50,113        1,613,639
CA, Inc.                                                74,931        1,697,187
Cadence Design Systems, Inc. (a)(b)                     25,863          463,206
Compuware Corp. (a)                                     89,256          743,502
Fair Isaac Corp.                                         9,395          381,907
Intuit, Inc. (a)                                        70,686        2,156,630
Jack Henry & Associates, Inc.                            4,891          104,667
McAfee, Inc. (a)                                        29,610          840,332
Mentor Graphics Corp. (a)                                9,756          175,901
V  Microsoft Corp.                                     846,522       25,277,147
Oracle Corp. (a)                                       576,944        9,888,820

 64 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Sybase, Inc. (a)                                        22,000   $      543,400
Symantec Corp. (a)(b)                                  238,669        4,976,249
                                                                 --------------
                                                                     48,862,587
                                                                 --------------
SPECIALTY RETAIL (2.0%)
Abercrombie & Fitch Co. Class A                         13,366          930,675
Aeropostale, Inc. (a)                                   11,824          365,007
Alberto-Culver Co.                                       7,388          158,473
American Eagle Outfitters, Inc.                         48,893        1,525,951
AnnTaylor Stores Corp. (a)                              17,765          583,403
AutoNation, Inc. (a)                                    37,332          795,918
AutoZone, Inc. (a)                                       6,429          742,935
Barnes & Noble, Inc.                                    12,519          497,129
Best Buy Co., Inc.                                      27,702        1,362,661
Charming Shoppes, Inc. (a)                              27,796          376,080
Claire's Stores, Inc.                                   17,389          576,271
Gap, Inc. (The)                                        131,317        2,560,682
Office Depot, Inc. (a)                                  69,152        2,639,532
OfficeMax, Inc.                                         18,141          900,701
Payless ShoeSource, Inc. (a)                            16,090          528,074
RadioShack Corp. (b)                                    33,058          554,713
Rent-A-Center, Inc. (a)                                 12,680          374,187
Ross Stores, Inc.                                       13,025          381,633
Sherwin-Williams Co. (The)                              27,569        1,752,837
TJX Cos., Inc. (The)                                   109,785        3,126,677
                                                                 --------------
                                                                     20,733,539
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Hanesbrands, Inc. (a)                                    5,862          138,460
Jones Apparel Group, Inc.                               27,528          920,261
Liz Claiborne, Inc.                                     14,796          643,034
NIKE, Inc. Class B                                      25,798        2,554,776
Polo Ralph Lauren Corp.                                  5,700          442,662
Timberland Co. Class A (a)                               6,273          198,101
VF Corp.                                                18,983        1,558,125
                                                                 --------------
                                                                      6,455,419
                                                                 --------------
THRIFTS & MORTGAGE FINANCE (1.2%)
Countrywide Financial Corp.                             10,654          452,262
Fannie Mae                                              74,143        4,403,353
MGIC Investment Corp.                                    3,479          217,577
PMI Group, Inc. (The)                                    6,551          309,011
Radian Group, Inc.                                      17,378          936,848
Washington Mutual, Inc.                                137,607        6,259,742
                                                                 --------------
                                                                     12,578,793
                                                                 --------------
TOBACCO (1.7%)
Altria Group, Inc.                                     152,159       13,058,285
Reynolds American, Inc. (b)                             26,054        1,705,755


                                                        SHARES            VALUE
TOBACCO (CONTINUED)
Universal Corp.                                          6,348   $      311,115
UST, Inc.                                               39,322        2,288,540
                                                                 --------------
                                                                     17,363,695
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
ALLTEL Corp.                                            47,387        2,865,966
                                                                 --------------
Total Common Stocks
 (Cost $870,844,473)                                              1,003,708,016
                                                                 --------------

INVESTMENT COMPANY (0.9%)
-------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (b)(c)               63,790        9,040,319
                                                                 --------------
Total Investment Company
 (Cost $9,026,785)                                                    9,040,319
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $1,311,223        1,311,223
Charta LLC
 5.314%, due 1/11/07 (d)                             1,343,280        1,343,280
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                             1,753,095        1,753,095
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                             1,791,040        1,791,040
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                              1,343,280        1,343,280
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                             1,324,857        1,324,857
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                              1,313,784        1,313,784
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                             1,343,280        1,343,280
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               447,760          447,760
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                              1,755,057        1,755,057
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                             1,343,280        1,343,280
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                             1,343,280        1,343,280
                                                                 --------------
Total Commercial Paper
 (Cost $16,413,216)                                                  16,413,216
                                                                 --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   65


                                                        SHARES            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (d)              9,353,442   $    9,353,442
                                                                 --------------
Total Investment Company
 (Cost $9,353,442)                                                    9,353,442
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $448,029 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $443,497 and a Market
 Value of $463,611) (d)                             $  447,760          447,760
                                                                 --------------
Total Repurchase Agreement
 (Cost $447,760)                                                        447,760
                                                                 --------------
TIME DEPOSITS (4.4%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                               5,373,119        5,373,119
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               3,582,079        3,582,079
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                           3,582,079        3,582,079
Bank of Montreal
 5.30%, due 1/26/07 (d)                              2,238,800        2,238,800
Barclays
 5.32%, due 1/18/07 (d)                              2,955,216        2,955,216
Calyon
 5.31%, due 2/12/07 (d)                              3,582,079        3,582,079
Citigroup
 5.325%, due 3/22/07 (d)                             3,134,320        3,134,320
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                              3,402,975        3,402,975
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                              3,582,079        3,582,079

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                             $3,313,423   $    3,313,423
Rabobank Nederland
 5.29%, due 3/6/07 (d)                               2,686,560        2,686,560
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                              3,582,079        3,582,079
UBS AG
 5.285%, due 1/12/07 (d)                             3,582,079        3,582,079
                                                                 --------------
Total Time Deposits
 (Cost $44,596,887)                                                  44,596,887
                                                                 --------------
Total Short-Term Investments
 (Cost $70,811,305)                                                  70,811,305
                                                                 --------------
Total Investments
 (Cost $950,682,563) (f)                                 106.7%   1,083,559,640(g)
Liabilities in Excess of
 Cash and Other Assets                                    (6.7)     (67,761,305)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,015,798,335
                                                    ==========   ==============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $959,112,550.
(g)  At December 31, 2006 net unrealized appreciation was
     $124,447,090, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $138,012,948 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $13,565,858.

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   71

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $950,682,563) including
  $68,575,387 market
  value of securities loaned                  $1,083,559,640
Cash                                               4,338,054
Receivables:
  Investment securities sold                      25,907,769
  Fund shares sold                                 1,845,540
  Dividends and interest                           1,560,873
Other assets                                           2,593
                                              --------------
    Total assets                               1,117,214,469
                                              --------------

LIABILITIES:
Securities lending collateral                     70,811,305
Payables:
  Investment securities purchased                 29,280,521
  Fund shares redeemed                               659,872
  Adviser (See Note 3)                               214,058
  Shareholder communication                          176,776
  Administrator (See Note 3)                         171,246
  Professional fees                                   77,775
  NYLIFE Distributors (See Note 3)                    13,593
  Custodian                                            6,311
  Directors                                            1,389
Accrued expenses                                       3,288
                                              --------------
    Total liabilities                            101,416,134
                                              --------------
Net assets                                    $1,015,798,335
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      387,939
  Service Class                                       26,684
Additional paid-in capital                       802,522,600
Accumulated undistributed net investment
  income                                          12,600,818
Accumulated undistributed net realized gain
  on investments                                  67,383,217
Net unrealized appreciation on investments       132,877,077
                                              --------------
Net assets                                    $1,015,798,335
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  950,660,050
                                              ==============
Shares of capital stock outstanding               38,793,898
                                              ==============
Net asset value per share outstanding         $        24.51
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   65,138,285
                                              ==============
Shares of capital stock outstanding                2,668,398
                                              ==============
Net asset value per share outstanding         $        24.41
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   67

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 17,587,339
  Income from securities loaned--net                  88,329
  Interest                                            61,502
                                                -------------
    Total income                                  17,737,170
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            2,373,432
  Administration (See Note 3)                      1,898,745
  Shareholder communication                          273,032
  Professional fees                                  176,699
  Distribution and service--Service Class
    (See Note 3)                                     137,546
  Custodian                                           71,589
  Directors                                           55,078
  Miscellaneous                                       51,728
                                                -------------
    Total expenses                                 5,037,849
                                                -------------
Net investment income                             12,699,321
                                                -------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                  73,415,555
Net change in unrealized appreciation on
  investments                                     60,164,819
                                                -------------
Net realized and unrealized gain on
  investments                                    133,580,374
                                                -------------
Net increase in net assets resulting from
  operations                                    $146,279,695
                                                =============

 68 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                          2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $   12,699,321   $  14,331,992
 Net realized gain on
  investments                       73,415,555      51,120,445
 Net change in unrealized
  appreciation on investments       60,164,819       1,069,341
                                ------------------------------
 Net increase in net assets
  resulting from operations        146,279,695      66,521,778
                                ------------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (5,180,449)     (8,478,545)
   Service Class                      (257,581)       (384,818)
 From net realized gain on investments:
   Initial Class                   (20,476,722)    (10,179,883)
   Service Class                    (1,408,786)       (557,684)
                                ------------------------------
 Total dividends and
  distributions to
  shareholders                     (27,323,538)    (19,600,930)
                                ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   107,290,786       9,627,760
   Service Class                    14,134,600      13,817,383
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends and
  distributions:
   Initial Class                    25,657,171      18,658,428
   Service Class                     1,666,367         942,502
                                ------------------------------
                                   148,748,924      43,046,073
 Cost of shares redeemed:
   Initial Class                  (157,581,986)   (133,600,382)
   Service Class                    (4,744,323)     (2,619,383)
                                ------------------------------
                                  (162,326,309)   (136,219,765)
   Decrease in net assets
    derived from capital share
    transactions                   (13,577,385)    (93,173,692)
                                ------------------------------
   Net increase (decrease) in
    net assets                     105,378,772     (46,252,844)

NET ASSETS:
Beginning of year                  910,419,563     956,672,407
                                ------------------------------
End of year                     $1,015,798,335   $ 910,419,563
                                ==============================
Accumulated undistributed net
 investment income at end of
 year                           $   12,600,818   $   5,435,254
                                ==============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   69

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  21.62      $  20.52      $  18.75      $  14.98      $  19.99
                                            --------      --------      --------      --------      --------
Net investment income                           0.31(b)       0.33(b)       0.28(c)       0.17(b)       0.16
Net realized and unrealized gain (loss) on
  investments                                   3.26          1.25          1.77          3.78         (5.01)
                                            --------      --------      --------      --------      --------
Total from investment operations                3.57          1.58          2.05          3.95         (4.85)
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.14)        (0.22)        (0.28)        (0.18)        (0.16)
  From net realized gain on investments        (0.54)        (0.26)           --            --            --
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.68)        (0.48)        (0.28)        (0.18)        (0.16)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  24.51      $  21.62      $  20.52      $  18.75      $  14.98
                                            ========      ========      ========      ========      ========
Total investment return                        16.47%         7.70%(d)     10.90%        26.37%       (24.25%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.35%         1.58%         1.44%(c)      1.05%         0.89%
  Net expenses                                  0.52%         0.30%         0.53%         0.52%         0.51%
  Expenses (before reimbursement)               0.52%         0.50%         0.53%         0.52%         0.51%
Portfolio turnover rate                           90%           83%          151%           72%          120%
Net assets at end of period (in 000's)      $950,660      $863,109      $923,660      $864,373      $731,686

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.49% and 7.22% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 70 MainStay VP Common Stock Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
-----------------------------------------------------------------------------
                                                                   JUNE 5,
                                                                   2003(a)
                                                                   THROUGH
                 YEAR ENDED DECEMBER 31,                         DECEMBER 31,
     2006                 2005                 2004                  2003
    $ 21.56              $ 20.49              $ 18.74              $ 16.45
    -------              -------              -------            ------------
       0.25(b)              0.28(b)              0.24(c)              0.07(b)
       3.24                 1.23                 1.75                 2.38
    -------              -------              -------            ------------
       3.49                 1.51                 1.99                 2.45
    -------              -------              -------            ------------
      (0.10)               (0.18)               (0.24)               (0.16)
      (0.54)               (0.26)                  --                   --
    -------              -------              -------            ------------
      (0.64)               (0.44)               (0.24)               (0.16)
    -------              -------              -------            ------------
    $ 24.41              $ 21.56              $ 20.49              $ 18.74
    =======              =======              =======            ============
      16.18%                7.39%(d)            10.62%               14.93%(e)
       1.11%                1.33%                1.19%(c)             0.80%+(f)
       0.77%                0.55%                0.78%                0.77%+
       0.77%                0.75%                0.78%                0.77%+
         90%                  83%                 151%                  72%
    $65,138              $47,311              $33,013              $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   71

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of twenty-five Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, in consultation with a portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a portfolio's subadvisor, if any to be representative of market values, at the regular close of trading of the New York Stock Exchange.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAVs. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

 72   MainStay VP Series Fund, Inc.

A Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Adviser to be creditworthy, pursuant to guidelines established by the Portfolios' Board of Directors. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio. When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. The Portfolio may incur a loss if the value of the security should decline as well as disposition cost in liquidating the security. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(E) SECURITIES LENDING. In order to realize additional income a Portfolio may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 5 on page 76.)

(F) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required. By doing so, the portfolio will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains at least once per year. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                                    www.mainstayfunds.com     73

(H) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

(I) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(J) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond and Common Stock Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Cash Management Portfolio, under a Subadvisory Agreement with NYLIM.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Portfolios pursuant to separate Administration Agreements. Each of the Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio as follows:

                                 ADVISER   ADMINISTRATOR
Bond Portfolio                    0.25%        0.20%
--------------------------------------------------------
Cash Management Portfolio (a)     0.25%        0.20%
--------------------------------------------------------
Common Stock Portfolio            0.25%        0.20%
--------------------------------------------------------

(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

Pursuant to the terms of the Subadvisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of the Cash Management Portfolio of 0.25% on assets up to $500 million and 0.20% on assets in excess of $500 million.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) NON-INTERESTED DIRECTOR FEES. For the year ended December 31, 2006, Non-Interested Directors were paid an annual retainer of $35,000, $4,000 for each Board meeting attended, $2,000 for each telephonic Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation, and Nominating

 74   MainStay VP Series Fund, Inc.

and Governance Committee meeting attended, plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director received an additional retainer of $1,000 per month (January 1, 2006 through December 31, 2006), and the Audit Committee Chair received an additional annual retainer of $12,000, and each member of the Audit Committee received an annual retainer of $3,000.

(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2006 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                                       $22,345
------------------------------------------------------------
Cash Management Portfolio                             16,271
------------------------------------------------------------
Common Stock Portfolio                                43,846
------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) arising from permanent differences; net assets at December 31, 2006 are not affected.

                                   ACCUMULATED      ACCUMULATED
                                 UNDISTRIBUTED    UNDISTRIBUTED
                                NET INVESTMENT     NET REALIZED
                                        INCOME      GAIN (LOSS)
Bond Portfolio                  $      157,951   $     (157,951)
---------------------------------------------------------------
Cash Management Portfolio                5,102           (5,102)
---------------------------------------------------------------
Common Stock Portfolio                 (95,727)          95,727
---------------------------------------------------------------

The reclassifications for the Portfolios are primarily due to paydown gain
(loss), dividends received from real estate investment trusts and reclassifications of distributions.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2006 and December 31, 2005 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                     2006                                    2005
                                                       ---------------------------------       ---------------------------------
                                                           TAX-BASED           TAX-BASED           TAX-BASED           TAX-BASED
                                                       DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS
                                                                FROM                FROM                FROM                FROM
                                                            ORDINARY           LONG-TERM            ORDINARY           LONG-TERM
                                                              INCOME               GAINS              INCOME               GAINS
Cash Management Portfolio                              $  15,352,470       $       4,916           8,844,731*                 --
--------------------------------------------------------------------------------------------------------------------------------

* The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2005.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                 ACCUMULATED                 OTHER            UNREALIZED                 TOTAL
                              ORDINARY         CAPITAL GAINS             TEMPORARY          APPRECIATION           ACCUMULATED
                                INCOME              (LOSSES)           DIFFERENCES        (DEPRECIATION)           GAIN (LOSS)
Bond Portfolio             $22,228,200       $    (4,420,863)      $            --       $    (1,280,198)      $    16,527,139
------------------------------------------------------------------------------------------------------------------------------
Cash Management
  Portfolio                     67,405                (4,909)              (67,168)                   --                (4,672)
------------------------------------------------------------------------------------------------------------------------------
Common Stock
  Portfolio                 32,397,829            56,016,193                    --           124,447,090           212,861,112
------------------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales loss deferrals and real estate investment trust adjustments.

The other temporary differences are primarily due to distribution payables.

                                                    www.mainstayfunds.com     75

At December 31, 2006, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Bond Portfolio and the Cash Management Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, the Bond Portfolio and the Cash Management Portfolio intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2006 as if they arose on January 1, 2007.

                                     CAPITAL LOSS
                                        AVAILABLE    AMOUNT
                                          THROUGH   (000'S)
Bond Portfolio                               2013   $1,692
                                             2014    2,729
-----------------------------------------------------------
                                                    $4,421
-----------------------------------------------------------
Cash Management Portfolio                    2014   $    5
-----------------------------------------------------------
                                                    $    5
-----------------------------------------------------------

NOTE 5--PORTFOLIO SECURITIES LOANED:

As of December 31, 2006, the following Portfolios had securities on loan and received collateral as follows:

                                 MARKET VALUE
                                OF SECURITIES          CASH
PORTFOLIO                             ON LOAN    COLLATERAL
Bond Portfolio                  $ 43,520,448    $44,537,500
-----------------------------------------------------------
Common Stock Portfolio            68,575,387     70,811,305
-----------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

NOTE 6--LINE OF CREDIT:

Bond and Common Stock Portfolios, along with the other Portfolios of the Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios paid a commitment fee, at an annual rate of 0.07%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the year ended December 31, 2006.

NOTE 7--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2006, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                   BOND PORTFOLIO             COMMON STOCK PORTFOLIO
                                                              ------------------------       ------------------------
                                                              PURCHASES          SALES       PURCHASES          SALES
U.S. Government Securities                                    $ 564,671       $563,659       $      --       $     --
---------------------------------------------------------------------------------------------------------------------
All others                                                      256,346        206,553         855,358        912,758
---------------------------------------------------------------------------------------------------------------------
Total                                                         $ 821,017       $770,212       $ 855,358       $912,758
---------------------------------------------------------------------------------------------------------------------

 76   MainStay VP Series Fund, Inc.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                                BOND PORTFOLIO                CASH MANAGEMENT PORTFOLIO
                                     -------------------------------------   ---------------------------
                                     INITIAL   SERVICE   INITIAL   SERVICE
                                       CLASS     CLASS     CLASS     CLASS          INITIAL CLASS
                                     -------   -------   -------   -------   ---------------------------
                                            YEAR ENDED          YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2006                2005           2006           2005
Shares Sold                           7,705      1,441      937      2,437        438,357        258,844
--------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends an distributions             353         75      926        210         15,358          8,814
--------------------------------------------------------------------------------------------------------
                                      8,058      1,516    1,863      2,647        453,715        267,658
--------------------------------------------------------------------------------------------------------
Share redeemed                       (6,594)      (778)  (4,807)      (405)      (408,853)      (269,424)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)               1,464        738   (2,944)     2,242         44,862         (1,766)
--------------------------------------------------------------------------------------------------------

                                            COMMON STOCK PORTFOLIO
                                     -------------------------------------
                                     INITIAL   SERVICE   INITIAL   SERVICE
                                       CLASS     CLASS     CLASS     CLASS
                                     -------   -------   -------   -------
                                            YEAR ENDED          YEAR ENDED
                                          DECEMBER 31,        DECEMBER 31,
                                                  2006                2005
Shares Sold                           4,682        614      464        666
--------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends an distributions           1,042         68      859         44
--------------------------------------------------------------------------
                                      5,724        682    1,323        710
--------------------------------------------------------------------------
Share redeemed                       (6,847)      (208)  (6,424)      (127)
--------------------------------------------------------------------------
Net increase (decrease)              (1,123)       474   (5,101)       583
--------------------------------------------------------------------------

NOTE 10--CONTRACTUAL OBLIGATIONS:

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio (three of the Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 16, 2007

 78   MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE (UNAUDITED)

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     79

DIRECTORS AND OFFICERS (UNAUDITED)

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.


The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

        BRIAN A. MURDOCK  Indefinite;            Member of the Board of Managers and                   65           Chairman and
        3/14/56           Chairman and Director  President (since 2004) and Chief Executive                         Trustee, The
                          since September 2006   Officer (since July 2006), New York Life                           MainStay Funds
                          and Chief Executive    Investment Management LLC and New York Life                        (since September
                          Officer since July     Investment Management Holdings LLC; Senior                         2006); Director,
                          2006                   Vice President, New York Life Insurance                            ICAP Funds, Inc.
                                                 Company (since 2004); Chairman of the Board                        (since 2006)
                                                 and President, NYLIFE Distributors LLC
                                                 (since 2004); Member of the Board of
                                                 Managers, Madison Capital Funding LLC
                                                 (since 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC (since 2004)
                                                 and Institutional Capital LLC (since 2006);
                                                 Chief Executive Officer, Eclipse Funds and
                                                 Eclipse Funds Inc.; Chairman and Trustee
                                                 (since September 2006) and Chief Executive
                                                 Officer (since July 2006); The MainStay
                                                 Funds; Chief Executive Officer (since
                                                 August 2006) ICAP Funds, Inc.; Chief
                                                 Operating Officer, Merrill Lynch Investment
                                                 Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill Japan and
                                                 Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        ----------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Indefinite;            Senior Vice President, New York Life                  25           None
        12/16/54          Vice President since   Insurance Company; Senior Vice President,
                          1985 and Director      Chief Investment Officer, and Director, New
                          since 1984             York Life Insurance and Annuity Corporation
                                                 and NYLIFE Insurance Company of Arizona;
                                                 Senior Vice President, NYLIFE Securities
                                                 Inc.
        ----------------------------------------------------------------------------------------------------------------------------

      * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

 80   MainStay VP Series Fund, Inc.

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        JILL FEINBERG     Indefinite;            President, Jill Feinberg & Company, Inc.              25           Director, New
        4/14/54           Director since 1995;   (special events and meeting planning firm).                        York Life
                                                                                                                    Settlement
                                                                                                                    Corporation
        ----------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Indefinite;            Retired. Treasurer and Executive Officer,             25           None
        12/1/20           Director since 1983;   National Gallery of Art (1985 to 1995).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Until age 75;          Managing Director, ICC Capital Management;            25           None
        NOLAN, JR.        Director since 2006;   President--Shields/Alliance, Alliance
        11/16/46                                 Capital Management (1994 to 2004).
        ----------------------------------------------------------------------------------------------------------------------------
        RAYMOND STICKEL,  Until age 75;          Retired; Managing Partner of Investment               25           Trustee, AIM
        JR.               Director since 2006;   Management Services for New York, New                              Funds Group
        3/1/44                                   Jersey, and Connecticut, Deloitte and
                                                 Touche, LLP (1998 to 2002).
        ----------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Indefinite;            V. Duane Rath Professor of Accounting,                25           None
        5/22/40           Director since 1994;   Graduate School of Business, University of
                          Audit Committee        Chicago; President, Roman L. Weil
                          Financial Expert       Associates, Inc. (consulting firm).
                          since August 2003
        ----------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Indefinite;            Retired. Managing Director of Salomon                 25           None
        JR.               Director since 1997;   Brothers, Inc. (1981 to 1995).
        10/22/41          Lead Independent
                          Director since July
                          2005
        ----------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ----------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary, New York Life Investment
        ANSELMI           since 2003             Management LLC (including predecessor advisory organizations) and New York Life
        10/19/46                                 Investment Management Holdings LLC; Senior Vice President, New York Life Insurance
                                                 Company; Vice President and Secretary, McMorgan & Company LLC; Secretary, NYLIM
                                                 Service Company LLC; NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC; Chief Legal Officer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., McMorgan Funds, and ICAP Funds, Inc. (since August 2006);
                                                 Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment Management Inc. (1986 to 1998).
        ----------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September 2006), and Director and
        ARIZMENDI         Principal Financial    Manager of Fund Accounting and Administration (2003 to August 2006), New York Life
        10/26/56          and Accounting         Investment Management LLC; Treasurer and Principal Financial and Accounting
                          Officer since 2006;    Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds
                          Acting Treasurer and   (since December 2005), and ICAP Funds, Inc. (since August 2006); Assistant
                          Principal Financial    Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, MainStay VP Series Fund,
                          and Accounting         The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (1992 to
                          Officer (2005 to       December 2005).
                          March 2006).
        ----------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since July   Executive Vice President, New York Life Investment Management LLC and New York Life
        BLUNT             2006                   Investment Management Holdings LLC (since 2004); Manager and Executive Vice
        5/13/62                                  President, NYLIM Product Distribution, NYLIFE Distributors LLC (since January
                                                 2005); Chairman, NYLIM Service Company LLC (since March 2005); Chairman and Class C
                                                 Director, New York Life Trust Company, FSB (since 2004); Chairman, New York Life
                                                 Trust Company (since February 2005); President, Eclipse Funds, Eclipse Funds Inc.
                                                 and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc. (2001 to 2004); Chief
                                                 Marketing Officer--Americas, Merrill Lynch Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors (1999 to 2001).
        ----------------------------------------------------------------------------------------------------------------------------
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life Insurance Company.
        1/1/55            President since
                          February 2005
        ----------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     81

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF SERVICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS

        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including predecessor advisory
        HARRINGTON        Administration since   organizations); Executive Vice President, New York Life Trust Company and New
        2/8/59            2005                   York Life Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, Eclipse Funds, Eclipse Funds Inc., and The MainStay
                                                 Funds (since June 2005) and ICAP Funds, Inc. (since August 2006).
        --------------------------------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief Financial Officer of
        KIRSHENBAUM       since July 2006        Retail Investments, New York Life Investment Management LLC (since July 2006);
        6/25/71                                  Senior Vice President, Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds
                                                 (since June 2006) and ICAP Funds, Inc. (since August 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        --------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since March 2006), and
        MICUCCI           and Chief Compliance   Managing Director and Chief Compliance Officer (2003 to February 2006), New York
        12/16/65          Officer since 2006;    Life Investment Management LLC and New York Life Investment Management Holdings
                          Vice President--       LLC; Senior Managing Director, Compliance (since March 2006) and Managing
                          Compliance since       Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Chief
                          September 2004 to      Compliance Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                          June 2006              Compliance Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds (since
                                                 June 2006) and ICAP Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc., The MainStay Funds (until June 2006); Deputy
                                                 Chief Compliance Officer, New York Life Investment Management LLC (2002 to 2003);
                                                 Vice President and Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General Counsel, New York Life Investment
        MORRISON          September 2004         Management LLC (since June 2004); Secretary, The MainStay Funds, Eclipse Funds,
        3/26/56                                  Eclipse Funds Inc. and ICAP Funds, Inc.; Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal Officer--Mutual Funds and Vice President and
                                                 Corporate Counsel, The Prudential Insurance Company of America (2000 to June
                                                 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice President, New York Life
        ZUCCARO           since 1991             Insurance and Annuity Corporation, NYLIFE Insurance Company of Arizona, NYLIFE
        12/12/49                                 LLC, NYLIFE Securities Inc., and NYLIFE Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice President--Tax, Eclipse Funds, Eclipse Funds
                                                 Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

 82   MainStay VP Series Fund, Inc.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT, MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements.

At a meeting held on December 7-8, 2006, the Board of Directors of the Fund (the "Board"), including the Independent Directors, considered the renewal of the Fund's investment advisory and subadvisory agreements (collectively, the "Agreements") with respect to each of the Fund's twenty-five portfolios (each, a "Portfolio" and collectively the "Portfolios"). The Board requested and evaluated a variety of information in order to fulfill its obligations under
Section 15(c) of the 1940 Act. Information requested by and provided to the Board specifically in connection with the annual contract review process included information from New York Life Investment Management LLC (the "Adviser") and from MacKay Shields LLC ("MacKay"), Institutional Capital LLC ("ICAP"), American Century Investment Management, Inc. ("American Century"), Lord Abbett & Co. LLC ("Lord Abbett") and Winslow Capital Management, Inc. ("Winslow" and together with MacKay, ICAP, American Century and Lord Abbett, the "Subadvisors"). The Adviser and each Subadvisor provided the Board with written materials that addressed a number of topics, including (without limitation): (i) services performed; (ii) portfolio performance; (iii) brokerage practices and allocation of portfolio transactions; (iv) revenue sharing; (v) portfolio expenses and profitability; (vi) compliance and administration; and (vii) substantive litigation and governmental inquires. To supplement their review, the Independent Directors engaged Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider, to report objectively on each Portfolio's investment performance, management fee and expense ratio.

The Board also considered information furnished to it throughout the year at regular and special Board meetings. On a quarterly basis, the Board receives various reports and presentations from the Adviser, including portfolio performance reports, Fund compliance reports and sales and marketing reports. As a result, the Board was able to continually monitor issues or concerns that arose in these areas over the past year and referenced these materials during the annual contract renewal process. The Board used this information, in addition to the information received in connection with the annual renewal process, to become fully informed in its consideration of renewal of the Agreements.

In determining to renew the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by the Adviser; (ii) the investment performance of the Portfolios, including the performance of the Adviser as investment advisor to the Portfolios; (iii) the costs of the services to be provided, and profits to be realized, by the Adviser and its affiliates from the Adviser's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Portfolios grow; and (v) the extent to which economies of scale may benefit the Portfolios' investors.

The Board's decision to renew the Agreements was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The Board examined the nature, extent and quality of the services that the Adviser provides to the Fund. The Board received a description of the advisory and other services provided to the Fund by the Adviser. The Board evaluated the Adviser's experience in serving as manager of the Fund, noting that the Adviser serves a variety of other investment advisory clients and has experience overseeing and monitoring the Subadvisors. The Board considered the benefit to shareholders of investing in a fund complex that is part of a larger organization that provides investment advisory services to mutual funds, separate accounts, commingled funds and collective trusts. The Independent Directors also considered that the Adviser was responsible for the investment management and related administrative services provided to each Portfolio of the Fund, which included the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of each Portfolio. The Independent Directors noted that the Adviser reviews each Portfolios' overall compliance and provides compliance support as it relates to Rule 38a-1 compliance programs. The Board observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments. The Board also considered the level of assistance and diligence provided by each Subadvisor with respect to market support, compliance and other matters. The Independent Directors noted that the Adviser provides office space and performs clerical, recordkeeping and bookkeeping services to the Fund. The Independent Directors then discussed the Adviser's experience, resources and personnel to perform its obligations under the management agreement. The Board considered the experience of senior personnel at the Adviser providing management and administrative services to the Fund, as well as the Adviser's reputation and financial condition.

                                                    www.mainstayfunds.com     83

Based upon this and other information, the Board determined that the Adviser had the experience, resources and personnel to perform its obligations under the investment advisory agreements and provide appropriate, high-quality services to the Portfolios.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating the Portfolios' investment performance, the Board considered investment performance results in light of the Portfolios' investment objectives, strategies, and risks, as disclosed in the Portfolios' prospectus. The Board considered the quantitative and qualitative measures to monitor and evaluate investments results, which was overseen by the Adviser's Investment Committee. The Board noted that on a quarterly basis it received portfolio performance reports from the Adviser, which included a detailed description of the Portfolios' investment approach, information on the Portfolios' gross and net returns, the Portfolios' investment performance relative to relevant investment categories and benchmarks and the Portfolios' risk-adjusted investment performance. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolios as compared to comparable mutual funds managed by other investment advisors.

In considering the quality and consistency of the Portfolios' investment performance, the Board considered both long-and short-term performance. The Board noted that the Adviser's Investment Committee responded to performance issues and personnel changes with specific action plans. The Board considered that Portfolios that underperformed were evaluated for remediation strategies that may include: (i) adjusting the investment process; (ii) adding additional analytical/portfolio management resources; (iii) removing the portfolio manager/team; (iv) appointing a new portfolio manager/team or recommending a new subadvisor; and (v) discontinuing the product.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Annual Report, as well as in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY THE ADVISER AND ITS AFFILIATES

The Board considered the costs of the services to be provided and the profits to be realized by the Adviser (and its affiliates) and the Subadvisors from their relationships with the Fund. The Board also considered any other ancillary benefits that may accrue to the Adviser or Subadvisor due to its association with the Portfolios, including: (a) any "float" realized on Portfolio-related transactions; (b) any other source of income or benefit to the Adviser or Subadvisor attributable to its relationship with the Portfolios; (c) any potential for the Portfolios to increase other business of the Adviser or Subadvisor (e.g., the ability to market to shareholders other financial products offered by the Adviser); and (d) soft-dollar credits, which are credits obtained with the Portfolios' brokerage commissions that are used to purchase research products and services from brokers. The Board reviewed confidential information relating to the Adviser's and Subadvisors' profitability and financial condition. The Board also evaluated how profit margins could affect the Adviser's ability to recruit and retain qualified investment personnel. In addition, the Board received information with respect to the Adviser's and Subadvisors' allocation methodologies used in preparing the profitability data. The Board noted that payments to the Subadvisors for their services were made by the Adviser and not by the Portfolios. The Board discussed the profitability of the Adviser as compared to other investment advisers. The Board noted that benchmarking profitability was difficult for a number of reasons including the fact that the data is limited to publicly traded companies, and that the data reporting across companies was inconsistent and sometimes included revenues from services other than advisory services. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by the Adviser to the Board with respect to the Portfolios was reasonable in all material respects.

The Board then considered the profitability of each of the Fund's Portfolios on an individual basis. The Board noted that with the exception of the four new Asset Allocation Portfolios, all of the Portfolios were profitable in 2006. The Board recognized that current profitability was not fully reflective of longer term economics. The Board noted that until newer portfolios had an opportunity to attain scale, the Adviser was committed to providing value to its shareholders through the use of expense reimbursements.

Based upon these and other considerations, the Board determined that the profit margins realized by the Adviser for activities related to the Portfolios were within an acceptable range and were reasonable given the nature, extent and quality of the services provided to the Portfolios.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW AND EXTENT TO WHICH ECONOMIES OF SCALE MAY BENEFIT THE PORTFOLIOS' INVESTORS

The Board considered whether there would be a potential for the realization of economies of scale. The Independent Directors noted that a number of the Portfolios had net management fees that were significantly below their respective peer group median. The Independent Directors also noted that the Portfolios that have assets in excess of $500 million either had breakpoints in place or contractual management fees that were at or below the median of their Strategic Insight expense peer group. The Independent Directors then evaluated whether implementing breakpoints in the fee schedules of certain Portfolios

 84   MainStay VP Series Fund, Inc.

would be beneficial, without adversely impacting the Adviser's ability to be competitive. The Independent Directors reviewed the Adviser's response to their proposal that additional breakpoints be implemented on certain Portfolios. In one instance, where the Portfolios' contractual management fee was higher than the Strategic Insight expense peer group median, the Adviser agreed to introduce a breakpoint for assets over $500 million. In other instances, the Independent Directors concluded that additional breakpoints were not necessary given the expected size and structure of the Portfolios. With respect to certain Portfolios, contractual or voluntary advisory fee waivers were agreed to in light of the Portfolio's small asset size or level of operating expenses.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that any potential economies of scale were being shared between shareholders and the Adviser in an appropriate manner. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio continues to grow over time.

CONCLUSION

After a full and complete discussion, the Board approved the continuation of the Agreements for each of the Portfolios for a one-year period. Based upon their evaluation of all the factors discussed above in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the continuation of the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together.

                                                    www.mainstayfunds.com     85
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DIRECTORS AND OFFICERS*

BRIAN A. MURDOCK
Chairman, Chief Executive Officer and Director

CHRISTOPHER O. BLUNT
President

JILL FEINBERG
Director

DANIEL HERRICK
Director

RICHARD H. NOLAN, JR.
Director

ROBERT D. ROCK
Director and Vice President

RAYMOND STICKEL, JR.
Director

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

ARPHIELA ARIZMENDI
Treasurer and Principal Financial and Accounting Officer

MICHAEL G. GALLO
Executive Vice President

SCOTT T. HARRINGTON
Vice President--Administration

ALAN J. KIRSHENBAUM
Senior Vice President

ALISON H. MICUCCI
Senior Vice President and Chief Compliance Officer

MARGUERITE E. H. MORRISON
Secretary

RICHARD W. ZUCCARO
Vice President--Tax

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

SUBADVISOR

MACKAY SHIELDS LLC**

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

Some Portfolios may not be available in all products.
 * As of December 31, 2006.
** An affiliate of New York Life Investment Management LLC.

 86   MainStay VP Series Fund, Inc.
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